PROSPECTUS

                                       for

              Individual Flexible Premium Deferred Variable Annuity


                              Dated August 28, 2001


                                  Sponsored by:
                    American United Life Insurance Company(R)
                                  P.O. Box 7127
                        Indianapolis, Indiana 46209-7127


                                       AUL

                                   Prospectus
             Individual Flexible Premium Deferred Variable Annuity
                      INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                                   Offered By
                    American United Life Insurance Company(R)
                               One American Square
                           Indianapolis, Indiana 46282
                                 (317) 285-1877
                        Variable Products Service Office:
                 P.O. Box 7127, Indianapolis, Indiana 46209-7127
                                 (800) 863-9354


     This Prospectus describes individual variable annuity contracts (the "Contracts") offered by American United Life Insurance Company(R) ("AUL" or the "Company") subject to approval in individual states. AUL designed the Contracts for use in connection with retirement plans and deferred compensation plans for individuals. Contract Owners may use the Contracts in connection with retirement plans that meet the requirements of Sections 401(a), 403(b), 408, 408A or 457 of the Internal Revenue Code.


     This Prospectus describes two types of Contracts: Contracts for which premiums may vary in amount and frequency, subject to certain limitations
("Flexible Premium Contracts"), and Contracts for which premiums may vary in amount and frequency, only in the first Contract Year ("One Year Flexible Premium Contracts"). Both Contracts provide for the accumulation of values on either a variable basis, a fixed basis, or both. The Contracts also provide several options for fixed and variable annuity payments to begin on a future date. A Bonus Program is in effect for some contracts.


     A Contract Owner may allocate premiums designated to accumulate on a variable basis to one or more of the Investment Accounts of a separate account of AUL. The separate account is named the AUL American Individual Variable Annuity Unit Trust (the "Variable Account"). Each Investment Account invests exclusively in shares of one of the following Mutual Fund Portfolios:





AUL American Series Fund, Inc.                           INVESCO Variable Investment Funds, Inc.
  AUL American Equity                                     VIF-Dynamics Fund
  AUL American Bond                                       VIF-Financial Services Fund
  AUL American Managed                                    VIF-Health Sciences Fund
  AUL American Money Market                               VIF-High Yield Fund
Alger American Fund                                       VIF-Real Estate Opportunity Fund
  Alger American Growth                                   VIF-Utilities Fund

  Alger American Small Capitalization                   Janus Aspen Series
American Century Variable Portfolios, Inc.                Janus Flexible Income
  American Century VP Income & Growth                     Janus Worldwide Growth
  American Century VP International                     PBHG Insurance Series Fund, Inc.
Calvert Variable Series, Inc.                             PBHG Growth II
  Calvert Social Mid Cap Growth                           PBHG Technology & Communications
Fidelity Variable Insurance Products Fund               SAFECO Resource Series Trust
  VIP Equity-Income                                       SAFECO RST Equity
  VIP Growth                                              SAFECO RST Growth Opportunities
  VIP High Income                                       T. Rowe Price Equity Series, Inc.
  VIP Overseas                                            T. Rowe Price Equity Income
Fidelity Variable Insurance Products Fund II              T. Rowe Price Mid-Cap Growth
  VIP II Asset Manager                                  T. Rowe Price Fixed Income Series, Inc.

  VIP II Contrafund(R)                                    T. Rowe Price Limited-Term Bond

  VIP II Index 500





     Premiums allocated to an Investment Account of the Variable Account will increase or decrease in dollar value depending on the investment performance of the corresponding mutual fund portfolios in which the Investment Account invests. These amounts are not guaranteed. In the alternative, a Contract Owner may allocate premiums to AUL's Fixed Account. Such allocations will earn interest at rates that are paid by AUL as described in "The Fixed Account(s)."


     This Prospectus concisely sets forth information about the Contracts and the Variable Account that a prospective investor should know before investing. Certain additional information is contained in a "Statement of Additional Information," dated August 28, 2001, which has been filed with the Securities and Exchange Commission (the "SEC"). The Statement of Additional Information is incorporated by reference into this Prospectus. A prospective investor may obtain a copy of the Statement of Additional Information without charge by calling or writing to AUL at the telephone number or address indicated above. A postage pre-paid envelope is included for this purpose. The table of contents of the Statement of Additional Information is located at the end of this Prospectus.


     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of the prospectus. Any representation to the contrary is a criminal offense.

     This prospectus should be accompanied by the current prospectuses for the fund or funds being considered. Each of these prospectuses should be read carefully and retained for future reference.


                 The date of this Prospectus is August 28, 2001.

                                TABLE OF CONTENTS
Description                                                Page
-----------                                                ----

DEFINITIONS.............................................    4-5

SUMMARY.................................................    6-9
  Purpose of the Contracts..............................      6
  Types of Contracts....................................      6
  The Variable Account and the Funds....................      6
  Summary of the Fixed Accounts.........................      7
   Market Value Adjusted Fixed Accounts.................      7
   Non-Market Value Adjusted Fixed Account..............      7
   Enhanced Averaging Fixed Account.....................      7
  Premiums..............................................      7
  Right to Examine......................................      7
  Transfers.............................................      7
  Charges...............................................      8
  Distributions.........................................      8
   Withdrawals..........................................      8
   Loan Privileges......................................      8
   The Death Benefit....................................      8
  Initial Dollar Cost Averaging Program.................      8
  Ongoing Dollar Cost Averaging Program.................      8
  Portfolio Rebalancing Program.........................      8
  Bonus Programs........................................      8
  Contacting AUL........................................      9

EXPENSE TABLE...........................................   9-14

CONDENSED FINANCIAL INFORMATION.........................  15-16

PERFORMANCE OF THE INVESTMENT
ACCOUNTS................................................  17-19

INFORMATION ABOUT AUL, THE VARIABLE
ACCOUNT, AND THE FUNDS..................................  20-23
  American United Life Insurance Company(R).............     20
  Variable Account......................................     20
  The Funds.............................................     20
  AUL American Series Fund, Inc.........................     21
   AUL American Equity Portfolio........................     21
   AUL American Bond Portfolio..........................     21
   AUL American Managed Portfolio.......................     21
   AUL American Money Market Portfolio..................     21
  Alger American Fund...................................     21
   Alger American Growth Portfolio......................     21
   Alger American Small Capitalization Portfolio........     21
  American Century Variable Portfolios, Inc.............     21
   American Century VP Income & Growth Portfolio........     21
   American Century VP International Portfolio..........     21
  Calvert Variable Series, Inc..........................     22
   Calvert Social Mid Cap Growth Portfolio..............     22
  Fidelity Variable Insurance Products Fund.............     22
   VIP Equity-Income Portfolio..........................     22
   VIP Growth Portfolio.................................     22
   VIP High Income Portfolio............................     22
   VIP Overseas Portfolio...............................     22
  Fidelity Variable Insurance Products Fund II..........     22
   VIP II Asset Manager Portfolio.......................     22
   VIP II Contrafund (R) Portfolio......................     22
   VIP II Index 500 Portfolio...........................     23
  INVESCO Variable Investment Funds, Inc................     23
   VIF-Dynamics Fund....................................     23
   VIF-Financial Services Fund..........................     23
   VIF-Health Sciences Fund.............................     23
   VIF-High Yield Fund..................................     23
   VIF-Real Estate Opportunity Fund.....................     23
   VIF-Utilities Fund...................................     23
  Janus Aspen Series....................................     23
   Flexible Income Portfolio............................     24
   Worldwide Growth Portfolio...........................     24
  PBHG Insurance Series Fund, Inc.......................     24
   PBHG Growth II Portfolio.............................     24
   PBHG Technology & Communications Portfolio...........     24
  SAFECO Resource Series Trust..........................     24
   RST Equity Portfolio.................................     24
   RST Growth Opportunities Portfolio...................     24
  T. Rowe Price Equity Series, Inc......................     24
   T. Rowe Price Equity Income Portfolio................     24
   T. Rowe Price Mid-Cap Growth Portfolio...............     24
  T. Rowe Price Fixed Income Series, Inc................     24
   T. Rowe Price Limited-Term Bond Portfolio............     24

THE CONTRACTS...........................................     25
  General...............................................     25

PREMIUMS AND ACCOUNT VALUES
DURING THE ACCUMULATION PERIOD..........................  25-28
  Application for a Contract............................     25
  Premiums Under the Contracts..........................     25
  Right to Examine Period...............................     25
  Allocation of Premiums................................     25
  Transfers of Account Value............................     26
  Dollar Cost Averaging Program.........................     26
   Initial Dollar Cost Averaging Program................     26
   Ongoing Dollar Cost Averaging Program................     27
  Portfolio Rebalancing Program.........................     27
  Bonus Programs........................................     27
  Contract Owner's Variable Account Value...............     28
   Accumulation Units...................................     28
   Accumulation Unit Value..............................     28
   Net Investment Factor................................     28

CHARGES AND DEDUCTIONS..................................  29-30
  Premium Tax Charge....................................     29
  Withdrawal Charge.....................................     29
  Mortality and Expense Risk Charge.....................     29
  Annual Contract Fee...................................     29
  Rider Charges.........................................     30
  Other Charges.........................................     30
  Variations in Charges.................................     30
  Guarantee of Certain Charges..........................     30
  Expenses of the Funds.................................     30

DISTRIBUTIONS...........................................  30-33
  Cash Withdrawals......................................     30
  Loan Privileges.......................................     30
  Death Proceeds Payment Provisions.....................     31
   Standard Contractual Death Benefit...................     31
   Enhanced One Year Step Up Death Benefit Rider........     31
   Death of the Owner...................................     32
   Death of the Annuitant...............................     32
  Payments from the Variable Account....................     32
  Annuity Period........................................     32

Description                                                Page
-----------                                                ----
DISTRIBUTION (continued)
   General..............................................     32
   Fixed Payment Annuity................................     33
   Variable Payment Annuity.............................     33
   Payment Options......................................     33
   Selection of an Option...............................     33

THE FIXED ACCOUNT(S)....................................  34-35
  Summary of the Fixed Accounts.........................     34
   Non-Market Value Adjusted Fixed Account..............     34
   Market Value Adjusted Fixed Account..................     34
   Enhanced Averaging Fixed Account.....................     34
  Withdrawals...........................................     35
  Transfers.............................................     35
  Contract Charges......................................     35
  Payments from the Fixed Account(s)....................     35

MORE ABOUT THE CONTRACTS................................  35-36
  Designation and Change of Beneficiary.................     35
  Assignability.........................................     36
  Proof of Age and Survival.............................     36
  Misstatements.........................................     36
  Acceptance of New Premiums............................     36
  Optional Benefits.....................................     36
   Enhanced One Year Step Up Death Benefit Rider........     36
   Guaranteed Minimum Account Value Rider...............     36
   Guaranteed Minimum Annuitization Benefit Rider.......     36
   Long Term Care Facility and Terminal Illness
    Benefit Rider.......................................     36

FEDERAL TAX MATTERS.....................................  37-40
  Introduction..........................................     37
  Diversification Standards.............................     37
  Taxation of Annuities in General-
   Non-Qualified Plans..................................     37
  Additional Considerations.............................     38
  Qualified Plans.......................................     38
  Qualified Plan Federal Taxation Summary...............     39
  403(b) Programs-Constraints on Withdrawals............     40
  403(b) Programs-Loan Privileges.......................     40

OTHER INFORMATION.......................................  40-42
  Voting of Shares of the Funds.........................     40
  Substitution of Investments...........................     41
  Changes to Comply with Law and Amendments.............     41
  Reservation of Rights.................................     41
  Periodic Reports......................................     41
  Legal Proceedings.....................................     42
  Legal Matters.........................................     42
  Financial Statements..................................     42

PERFORMANCE INFORMATION ................................     42

STATEMENT OF ADDITIONAL
INFORMATION ............................................     43

                                   DEFINITIONS

Various terms commonly used in this Prospectus are defined as follows:

403(b) PLAN - An arrangement by a public school organization or an organization that is described in Section 501(c)(3) of the Internal Revenue Code, including certain charitable, educational and scientific organizations, under which employees are permitted to take advantage of the Federal income tax deferral benefits provided for in Section 403(b) of the Internal Revenue Code.

408 or 408A PLAN - A plan of individual retirement accounts or annuities, including a simplified employee pension plan, SIMPLE IRA or Roth IRA plan established by an employer, that meets the requirements of Section 408 or 408A of the Internal Revenue Code.

457 PLAN - A plan established by a unit of a state or local government or a tax-exempt organization under Section 457 of the Internal Revenue Code.

ACCOUNT VALUE - The total sum of a Contract Owner's interest in the Variable Account, the Fixed Account(s) and the Loan Account. Initially, it is equal to the initial premium less any applicable premium tax and thereafter reflects the net result of premiums, investment experience, charges deducted, and any partial withdrawals taken.

ACCUMULATION PERIOD - The period starting on the Contract Date and ending when the Contract is terminated, either through surrender, withdrawal(s), annuitization, payment of charges, payment of the death benefit, or a combination thereof.

ACCUMULATION UNIT - A unit of measure used to record amounts of increases to, decreases from, and accumulations in the Investment Accounts of the Variable Account during the Accumulation Period.

ANNUITANT - The person or persons on whose life annuity payments depend.

ANNUITY - A series of payments made by AUL to an Annuitant or Beneficiary during the period specified in the Annuity Option.

ANNUITY DATE - The first day of any month in which an annuity begins under a Contract, which shall not be later than the required beginning date under applicable federal requirements.

ANNUITY OPTIONS - Options under a Contract that prescribe the provisions under which a series of annuity payments are made to an Annuitant, contingent Annuitant, or Beneficiary.

ANNUITY PERIOD - The period during which annuity payments are made.

ASSUMED INTEREST RATE (AIR) - The investment rate built into the Variable Payment Annuity table used to determine the first annuity payment.

AUL - American United Life Insurance Company(R).

BENEFICIARY - The person having the right to receive the death proceeds, if any, payable upon the death of the Contract Owner during the Accumulation Period, and the person having the right to benefits, if any, payable upon the death of an Annuitant during the Annuity Period under any Annuity Option other than a survivorship option (i.e., Option 3-under which the contingent Annuitant has the right to benefits payable upon the death of an Annuitant).

BUSINESS DAY - A day on which AUL's Home Office is customarily open for business. Traditionally, in addition to federal holidays, AUL is not open for business on the day after Thanksgiving and either the day before or after Christmas or Independence Day.

CASH VALUE - An Owner's Account Value minus the applicable withdrawal charge plus or minus any applicable Market VAlue Adjustment.

CONTRACT ANNIVERSARY - The yearly anniversary of the Contract Date.

CONTRACT DATE - The date shown as the Contract Date in a Contract. It will not be later than the date the initial premium is accepted under a Contract, and it is the date used to determine Contract Months, Contract Years, and Contract Anniversaries.

CONTRACT OWNER OR OWNER - The person entitled to the ownership rights under the Contract and in whose name the Contract is issued. A trustee or custodian may be designated to exercise an Owner's rights and responsibilities under a Contract in connection with a retirement plan that meets the requirements of Section 401 or 408 of the Internal Revenue Code. An administrator, custodian, or other person performing similar functions may be designated to exercise an Owner's responsibilities under a Contract in connection with a 403(b) or 457 Program. The term "Owner," as used in this Prospectus, shall include, where appropriate, such a trustee, custodian, or administrator.

CONTRACT YEAR - A period beginning with one Contract Anniversary, or, in the case of the first Contract Year, beginning on the Contract Date, and ending the day before the next Contract Anniversary.

DEATH PROCEEDS - The amount payable to the Beneficiary by reason of the death of the Annuitant or Owner during the Accumulation Period in accordance with the terms of the Contract.

EMPLOYEE BENEFIT PLAN - A pension or profit sharing plan established by an Employer for the benefit of its employees and which is qualified under Section 401 of the Internal Revenue Code.

FIXED ACCOUNT - An account that is part of our General Account, and is not part of or dependent on the investment performance of the Variable Account.

FIXED ACCOUNT VALUE - The total value under a Contract allocated to any of the Fixed Account(s).

FREE WITHDRAWAL AMOUNT - The amount that may be withdrawn without incurring withdrawal charges, which is 12% of the account as of the most recent contract anniversary.



FUNDS - AUL American Series Fund, Inc., which offers the Equity, Bond, Money Market, and Managed Portfolios; Alger American Fund, which offers the Alger American Growth and the Alger American Small Capitalization Portfolios; American Century Variable Portfolios, Inc., which offers the VP Income & Growth and VP International Portfolios; Calvert Variable Series, Inc., which offers the
Calvert Social Mid Cap Growth Fund; Fidelity Variable Insurance Products Fund ("VIP"), which offers the Equity-Income, Growth, High Income and Overseas Portfolios; Fidelity Variable Insurance Products Fund II ("VIP II"), which offers the Asset Manager, Contrafund, and Index 500 Portfolios; INVESCO Variable Investment Funds, Inc. ("VIF"), which offers the VIF-Dynamics Fund, VIF-Financial Services Fund , VIF-Health Sciences Fund, VIF-High Yield Fund, VIF-Real Estate Opportunity Fund, and VIF-Utilities Fund Portfolios; Janus Aspen Series, which offers the Flexible Income and Worldwide Growth Portfolios; PBHG Insurance Series Fund, Inc., which offers the Growth II and the Technology & Communications Portfolios; SAFECO Resource Series Trust, which offers the RST Equity and RST Growth Opportunities Portfolios; T. Rowe Price Equity Series, Inc., which offers the T. Rowe Price Equity Income and T. Rowe Price Mid-Cap Growth Portfolios; and T. Rowe Price Fixed Income Series, Inc., which offers the
T. Rowe Price Limited-Term Bond Portfolio. Each of the Funds is a diversified, open-end management investment company commonly referred to as a mutual fund, or a portfolio thereof.



GENERAL ACCOUNT - All assets of AUL other than those allocated to the Variable Account or to any other separate account of AUL.

GUARANTEED PERIOD - The period of time in years that the interest rate on an MVA Fixed Account is guaranteed. Guaranteed Periods may be 1, 3, 5, 7, or 10 years in length or other duration offered from time to time by AUL.

HOME OFFICE - The Variable Products Service Office at AUL's principal business office, One American Square, P.O. Box 7127, Indianapolis, Indiana 46209-7127,
(800) 863-9354.

HR-10 PLAN - An Employee Benefit Plan established by a self-employed person in accordance with Section 401 of the Internal Revenue Code.

INVESTMENT ACCOUNT/INVESTMENT OPTION - One or more of the subdivisions of the Separate Account. Each Investment Account is invested in a corresponding Portfolio of a particular mutual fund.

LOAN ACCOUNT - A portion of the Account Value which is collateral for loan amounts.

MARKET VALUE ADJUSTMENT - An upward or downward adjustment in the value of an MVA Fixed Account if withdrawals or transfers are made prior to the expiration of the Guaranteed Period.

MVA FIXED ACCOUNT - A subaccount of the Fixed Account, having a particular Guaranteed Period, and subject to a Market Value Adjustment.

NET CASH VALUE - Cash Value less outstanding loans and loan interest.

NET PURCHASE PAYMENTS - The premiums paid less any applicable premium tax.

PREMIUMS - The amounts paid to AUL as consideration for the Contract. In those states that require the payment of premium tax upon receipt of a premium by AUL, the term "premium" shall refer to the amount received by AUL net of the amount deducted for premium tax.

PROPER NOTICE - Notice that is received at our Home Office in a form that is acceptable to Us.

SEPARATE  ACCOUNT - AUL American  Individual  Variable  Annuity Unit Trust.  The
Separate Account is segregated into several Investment Accounts each of which invests in a corresponding mutual fund portfolio.

VALUATION DATE - Valuation Dates are the dates on which the Investment Accounts are valued. A Valuation Date is any date on which the New York Stock Exchange is open for trading and we are open for business. Traditionally, in addition to federal holidays, AUL is not open for business on the day after Thanksgiving and either the day before or after Christmas or Independence Day.

VALUATION PERIOD - The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date. Generally, the Valuation Date is "closed" at or about 4:00 P.M. eastern standard time, on each day the NYSE is open for trading. The Valuation Date may close earlier than 4:00 P.M. EST if the NYSE closes earlier than 4:00 P.M. and it is possible to determine the net asset value at that time.

VARIABLE ACCOUNT - The Separate Account.

VARIABLE ACCOUNT VALUE - The Account Value of this Contract which is invested in one or more Investment Accounts.

WE - "We", "Us", or "Our", means AUL.

YOU - "You" or "Your" means the Owner of this Policy.

                                     SUMMARY

     This summary is intended to provide a brief overview of the more significant aspects of the Contracts. Later sections of this Prospectus, the Statement of Additional Information, and the Contracts provide further detail. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contracts involving the Variable Account. The pertinent Contract and "The Fixed Account" section of this Prospectus briefly describe the Fixed Account.

PURPOSE OF THE CONTRACTS

     AUL offers the individual variable annuity contracts ("Contracts") described in this Prospectus for use in connection with taxable contribution retirement plans and deferred compensation plans for individuals (collectively "non-Qualified Plans"). AUL also offers the Contracts for use by individuals in connection with retirement plans that meet the requirements of Sections 401, 403(b), 457, 408 or 408A of the Internal Revenue Code, allowing for pre-tax contributions (collectively "Qualified Plans"). While a Contract Owner may benefit from tax deferral under a Qualified Plan without the use of a variable annuity contract, variable annuities may provide additional investment and insurance or annuity-related benefits to individual Contract Owners. A variable annuity contract presents a dynamic concept in retirement planning designed to give Contract Owners flexibility in attaining investment goals. A Contract provides for the accumulation of values on a variable basis, a fixed basis, or both, and provides several options for fixed and variable annuity payments. During the Accumulation Period, a Contract Owner can allocate premiums to the various Investment Accounts of the Variable Account or to the Fixed Account. See "The Contracts."

     Investors should carefully consider the tax benefits and disadvantages of a Contract, and should consult a tax advisor. The tax benefits can be important for investors seeking retirement income. The Contract may be disadvantageous for those who do not plan to use the Contract as a source of retirement income. The tax treatment may not be important for investors using the Contract in connection with certain Qualified Plans. Investors should also consider the investment and annuity benefits offered by the Contracts.

TYPES OF CONTRACTS

     AUL offers two variations of contracts that are described in this Prospectus (subject to approval in each state). With Flexible Premium Contracts, premium payments may vary in amount and frequency, subject to the limitations described below. With One Year Flexible Premium Contracts, premium payments may vary in amount and frequency only during the first Contract Year. Premiums payments may not be made after the first Contract Year.

THE VARIABLE ACCOUNT AND THE FUNDS

     AUL will allocate premiums designated to accumulate on a variable basis to the Variable Account. See "Variable Account." The Variable Account is currently divided into subaccounts referred to as Investment Accounts. Each Investment Account invests exclusively in shares of one of the portfolios of the following mutual funds:

Investment Account and                   Mutual Fund                                    Investment Adviser
 Corresponding Mutual Fund Portfolio


AUL American Equity                      AUL American Series Fund, Inc.                 American United Life Insurance Company(R)
AUL American Bond                        AUL American Series Fund, Inc.                 American United Life Insurance Company(R)
AUL American Managed                     AUL American Series Fund, Inc.                 American United Life Insurance Company(R)
AUL American Money Market                AUL American Series Fund, Inc.                 American United Life Insurance Company(R)
Alger American Growth                    Alger American Fund                            Fred Alger Management, Inc.
Alger American Small Capitalization      Alger American Fund                            Fred Alger Management, Inc.
American Century VP Income & Growth      American Century Variable Portfolios, Inc.     American Century Investment Management, Inc.
American Century VP International        American Century Variable Portfolios, Inc.     American Century Investment Management, Inc.
Calvert Social Mid Cap Growth            Calvert Variable Series, Inc.                  Calvert Asset Management Corporation
Fidelity Asset Manager                   Fidelity Variable Insurance Products Fund II   Fidelity Management & Research Company
Fidelity Contrafund                      Fidelity Variable Insurance Products Fund II   Fidelity Management & Research Company
Fidelity Equity-Income                   Fidelity Variable Insurance Products Fund      Fidelity Management & Research Company
Fidelity Growth                          Fidelity Variable Insurance Products Fund      Fidelity Management & Research Company
Fidelity High Income                     Fidelity Variable Insurance Products Fund      Fidelity Management & Research Company
Fidelity Index 500                       Fidelity Variable Insurance Products Fund II   Fidelity Management & Research Company
Fidelity Overseas                        Fidelity Variable Insurance Products Fund      Fidelity Management & Research Company


INVESCO VIF-Dynamics Fund                INVESCO Variable Investment Funds, Inc.        INVESCO Funds Group, Inc.
INVESCO VIF-Financial Services Fund      INVESCO Variable Investment Funds, Inc.        INVESCO Funds Group, Inc.
INVESCO VIF-Health Sciences Fund         INVESCO Variable Investment Funds, Inc.        INVESCO Funds Group, Inc.
INVESCO VIF-High Yield Fund              INVESCO Variable Investment Funds, Inc.        INVESCO Funds Group, Inc.
INVESCO VIF-Real Estate Opportunity Fund INVESCO Variable Investment Funds, Inc.        INVESCO Funds Group, Inc.
INVESCO VIF-Utilities Fund               INVESCO Variable Investment Funds, Inc.        INVESCO Funds Group, Inc.
Janus Aspen Series Flexible Income       Janus Aspen Series                             Janus Capital Corporation
Janus Aspen Series Worldwide Growth      Janus Aspen Series                             Janus Capital Corporation
PBHG Growth II                           PBHG Insurance Series Fund, Inc.               Pilgrim Baxter & Associates, Ltd.
PBHG Technology & Communications         PBHG Insurance Series Fund, Inc.               Pilgrim Baxter & Associates, Ltd.

Investment Account and                   Mutual Fund                                    Investment Adviser
 Corresponding Mutual Fund Portfolio

SAFECO RST Equity                        SAFECO Resource Series Trust                   SAFECO Asset Management Company
SAFECO RST Growth Opportunities          SAFECO Resource Series Trust                   SAFECO Asset Management Company
T. Rowe Price Equity Income              T. Rowe Price Equity Series, Inc.              T. Rowe Price Associates, Inc.
T. Rowe Price Limited-Term Bond          T. Rowe Price Fixed Income Series, Inc.        T. Rowe Price Associates, Inc.
T. Rowe Price Mid-Cap Growth             T. Rowe Price Equity Series, Inc.              T. Rowe Price Associates, Inc.


     Each of the Funds has a different investment objective. A Contract Owner may allocate premiums to one or more of the Investment Accounts available under a Contract. Premiums allocated to a particular Investment Account will increase or decrease in dollar value depending upon the investment performance of the corresponding mutual fund portfolio in which the Investment Account invests. These amounts are not guaranteed. The Contract Owner bears the investment risk for amounts allocated to an Investment Account of the Variable Account.

SUMMARY OF THE FIXED ACCOUNTS

     A Contract Owner may allocate premiums to one of several fixed accounts which are part of AUL's General Account. The Contracts will offer either Market Value Adjusted (MVA) Fixed Accounts or a Non-MVA Fixed Account. The MVA and Non-MVA Fixed Account(s) may not be available in all states. The Contracts will also offer an Enhanced Averaging Fixed Account in all states as a part of the dollar cost averaging program.

Market Value Adjusted Fixed Accounts

     Market Value Adjusted Fixed Accounts provide a guaranteed rate of interest over five different maturity durations: one (1), three (3), five (5), seven (7) or ten (10) years. AUL will credit the Fixed Account the declared interest rate for the duration selected unless a distribution from the Market Value Adjusted Fixed Account occurs for any reason. If such a distribution occurs, AUL will subject the proceeds to a market value adjustment, resulting in either an increase or decrease in the value of the distributed proceeds, depending on interest rate fluctuations. No market value adjustment will be applied to a Market Value Adjusted Fixed Account if the allocations are held until maturity. In that case, the Market Value Adjusted Fixed Account will be credited the declared rate for the duration selected. A Contract Owner must allocate a minimum amount of $1,000 to a Market Value Adjusted Fixed Account. MARKET VALUE ADJUSTED FIXED ACCOUNTS ARE NOT AVAILABLE IN ALL STATES.

Non-Market Value Adjusted Fixed Account

     A Contract Owner may allocate premiums to the Non-Market Value Adjusted (Non-MVA) Fixed Account only where MVA Fixed Accounts are not available. The Non-MVA Fixed Account is part of AUL's General Account. Amounts allocated to the Non-MVA Fixed Account earn interest at rates periodically determined by AUL. Generally, any current rate that exceeds the guaranteed rate will be effective for the Contract for a period of at least one year. These rates are guaranteed to be at least an effective annual rate of 3%. THE NON-MARKET VALUE FIXED ACCOUNT MAY NOT BE AVAILABLE IN ALL STATES.

Enhanced Averaging Fixed Account

     A Contract Owner may allocate initial and subsequent premiums in the first Contract Year to the Enhanced Averaging Fixed Account. AUL will transfer out an amount each month that ensures that the entire balance of the Enhanced Averaging Fixed Account will be transferred within six months or one year after the initial deposit into this account.

     Amounts allocated to the Enhanced Averaging Fixed Account earn interest at rates periodically determined by AUL. AUL guarantees these rates to be at least an effective annual rate of 3%.

PREMIUMS

     For Flexible Premium Contracts, the Contract Owner may vary premiums in amount and frequency. The minimum monthly APP (Automatic Premium Payment) is $50. Otherwise, the minimum premium is $1,000. For One Year Flexible Premium Contracts, the Contract Owner may pay premiums only during the first Contract Year. The minimum premium is $500 with a minimum total first year premium of $5,000. See "Premiums under the Contracts."

RIGHT TO EXAMINE

     The Contract Owner has the right to return the Contract for any reason within ten calendar days of receipt (or a longer period if required by state law). If the Contract Owner exercises this right, AUL will treat the Contract as void from its inception. AUL will refund to the Contract Owner the Account Value plus any amounts deducted for premium taxes and other expenses. The Contract Owner bears all of the investment risk prior to the Company's receipt of request for cancellation. AUL will refund the premium paid in those states where required by law and for all individual retirement annuities, if returned within seven days of receipt.


TRANSFERS

     A Contract Owner may transfer his or her Variable Account Value among the available Investment Accounts or to any of the available Fixed Accounts at any time during the Accumulation Period. The Contract Owner may transfer part of his or her Fixed Account Value to one or more of the available Investment Accounts during the Accumulation Period, subject to certain restrictions. The minimum transfer amount from any one Investment Account or from the Fixed Account is $500. If the Account Value in an Investment

Account or the Fixed Account prior to a transfer is less than $500, then the minimum transfer amount is the Contract Owner's remaining Account Value in that account. If, after any transfer, the remaining Account Value in an Investment Account or in the Fixed Account would be less than $500, then AUL will treat that request as a request for a transfer of the entire Account Value.

     If we determine that the transfers made by or on behalf of one or more Owners are to the disadvantage of other Owners, we may restrict the rights of certain Owners. We also reserve the right to limit the size of transfers and remaining balances, to limit the number and frequency of transfers, and to discontinue telephone, interactive voice response or internet based transfers.

     Amounts transferred from the Non-MVA Fixed Account to an Investment Account cannot exceed 20% of the Owner's Non-MVA Fixed Account Value as of the beginning of that Contract Year. See "Transfers of Account Value."

CHARGES

AUL will deduct certain charges in connection with the operation of the Contracts and the Variable Account. These charges include a withdrawal charge assessed upon partial withdrawal or surrender, a mortality and expense risk charge, a premium tax charge, and an annual contract fee. In addition, the Funds pay investment advisory fees and other expenses. For further information on these charges and expenses, see "Charges and Deductions."


DISTRIBUTIONS

Withdrawals

     The Contract Owner may surrender or take a partial withdrawal from the Account Value at any time before the Annuity Date. Withdrawals and surrender are subject to the limitations under any applicable Qualified Plan and applicable law. The minimum withdrawal amount is $200 for Flexible Premium Contracts and $500 for One Year Flexible Premium Contracts.


     Certain retirement programs, such as 403(b) Programs, are subject to constraints on withdrawals and full surrenders. See "403(b) Programs-Constraints on Withdrawals." See "Cash Withdrawals" for more information, including the possible charges and tax consequences of full and partial withdrawals.

Loan Privileges


     Prior to the annuity date, the owner of a contract qualified under Section 403(b) may take a loan from the Account Value subject to the terms of the Contract. The Plan and the Internal Revenue Code may impose restrictions on loans. Outstanding loans will reduce the amount of any Death Proceeds as well as reduce the amount of Account Value available for surrender.


The Death Benefit

     If a Contract Owner dies during the Accumulation Period, AUL will pay a death benefit to the Beneficiary. The amount of the death benefit is equal to the Death Proceeds. A death benefit will not be payable if the Contract Owner dies on or after the Annuity Date, except as may be provided under the Annuity Option elected. See "Death Proceeds Payment Provisions" and "Annuity Period."

INITIAL DOLLAR COST AVERAGING PROGRAM

     At issue, owners who may wish to purchase units of an Investment Account over a six month or one year period may do so by electing the Initial Dollar Cost Averaging ("Initial DCA") Program. Under the Initial DCA Program, the Contract Owner selects either a six month Initial DCA Program or a twelve month Initial DCA Program. Once the first premium is deposited into the Enhanced Averaging Fixed Account, AUL will transfer out an amount each month that ensures that the entire balance of the Enhanced Averaging Fixed Account will be transferred within a six month or twelve month period based on the Owner's election at issue. The unit values are determined on the dates of the transfers. To participate in the Program, AUL requires a minimum deposit of $10,000 into the Enhanced Averaging Fixed Account. For further information, see the explanation under "Dollar Cost Averaging Program."


ONGOING DOLLAR COST AVERAGING PROGRAM

     At any time, the Contract Owner may purchase units of an Investment Account over a period of time through the Ongoing Dollar Cost Averaging (Ongoing DCA) Program. Under the Ongoing DCA Program, the Contract Owner authorizes AUL to transfer a specific dollar amount from the AUL American Money Market Investment Account into one or more other Investment Accounts at the unit values determined on the dates of the transfers. These transfers will continue automatically until AUL receives notice to discontinue the Program, or until there is not enough money in the AUL Money Market Investment Account to continue the Program. To participate in the Program, AUL requires a minimum deposit of $10,000 into the AUL Money Market Investment Account. For further information, see the explanation under "Dollar Cost Averaging Program."

PORTFOLIO REBALANCING PROGRAM

     The Contract Owner may elect to automatically adjust his or her investment account balances consistent with the allocation most recently requested. AUL can do this on a quarterly or annual basis from the date on which the Portfolio Rebalancing Program commences.

BONUS PROGRAMS

     AUL may offer, under certain circumstances, potential customers the opportunity to exchange their non-AUL contracts for contracts offered herein with an additional bonus-up of qualifying first year premium ("Exchange Offer"). AUL, from its general account, will provide a 4% bonus to each new contractholder who accepts the offer, which is based on the value of the contract surrendered (the "Exchanged Contract") in exchange for the AUL contract (the "New Contract"). The Bonus will be applied to the New

Contract after the expiration of the Right to Examine Period. (For purposes of determining the end of the Right to Examine Period, solely as it relates to the application of the Bonus, we assume that receipt of this policy occurs five calendar days after the contract date. See "Right to Examine Period.")

     This Exchange Offer is not available to current AUL customers desiring to exchange their current AUL contracts for a new AUL contract with a bonus-up of Account Value. Furthermore, the Exchange Offer may only be available with certain plans. For example, the Enhanced Averaging Fixed Account is not available to contracts purchased through the Exchange Offer. The Guaranteed Minimum Annuitization Benefit is likewise unavailable.

     Potential customers should be advised that the Exchange Offer is specifically designed for those customers who intend to continue to hold their contracts as long-term investment vehicles. The Exchange Offer is not intended for all potential customers and is especially not appropriate for any customer who anticipates surrendering all or a significant part (i.e., more than the 12% Free Withdrawal Amount on an annual basis) of his or her contract before the expiration of the ten year withdrawal period. The Exchange Offer will result in the imposition of a new Withdrawal Charge period regardless of the customer's current withdrawal charge period of the Exchanged Contract.

     AUL reserves the right to withdrawal or modify the Exchange Offer at any time.

CONTACTING AUL

     Individuals should direct all written requests, notices, and forms required under these Contracts, and any questions or inquiries to AUL's Variable Products Office at the address and phone number shown on the front of this Prospectus.

                                  EXPENSE TABLE

     The purpose of the following table is to assist investors in understanding the various costs and expenses that Contract Owners bear directly and indirectly. The table reflects expenses of the Variable Account as well as the Funds. Expenses of the Variable Account shown under "Contract Owner Transaction Expenses" (including the withdrawal charge and annual contract fee) and "Separate Account Annual Expenses" are fixed and specified under the terms of the Contract. Expenses of the Funds as shown under "Fund Annual Expenses" are not fixed or specified under the terms of the Contract, and may vary from year to year. The fees in this expense table have been provided by the Funds and have not been independently verified by AUL. The table does not reflect AUL's charges for premium taxes that may be imposed by various jurisdictions. See "Premium Tax Charge." The information contained in the table is not generally applicable to amounts allocated to the Fixed Account(s) or to annuity payments under an Annuity Option.

     For a complete description of a Contract's costs and expenses, see "Charges and Deductions." For a more complete description of the Funds' costs and expenses, see the Funds' Prospectuses.

CONTRACT OWNER TRANSACTION EXPENSES

 DEFERRED SALES LOAD (as a percentage of amount surrendered; also referred to as a "WITHDRAWAL CHARGE")(1)

          Charge on Withdrawal Exceeding 12% Free Withdrawal Amount(1)
Contract Year                       1      2        3        4        5        6       7        8        9       10     11 or more
-------------                       -      -        -        -        -        -       -        -        -       --     ----------

Flexible Premium                   10%     9%       8%       7%       6%       5%      4%       3%       2%      1%     0%
 Contracts

One Year Flexible                  7%      6%       5%       4%       3%       2%      1%       0%       0%      0%     0%
 Premium Contracts


ANNUAL CONTRACT FEE

 Maximum Annual Contract fee (per year)(2) .................................................................. $30

     (1) An amount  withdrawn  during a Contract  Year  referred  to as the Free
Withdrawal  Amount  will  not  be  subject  to a  withdrawal  charge.  The  Free
Withdrawal Amount is 12% of the account as of the most recent contract anniversary. See "Withdrawal Charge."

     (2) The Annual Contract Fee may be less than $30.00 per year, based on the Owner's Account Value. The maximum charge imposed will be the lesser of 2% of the Owner's Account Value or $30.00 per year. The Annual Contract Fee is waived if the Account Value equals or exceeds $50,000 on a Contract Anniversary.

                                       9

                           EXPENSE TABLE (Continued)


SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of annual account value)(3)

    Standard Individual Deferred Variable Annuity(4)
        Mortality and expense risk fee..................................................................... 1.10%

    Enhanced Individual Deferred Variable Annuity(4)
         Mortality and expense risk fee.................................................................... 1.25%


    Optional Rider Expenses (as an equivalent annual percentage of average account value)(4)
         Enhanced Death Benefit Rider Option............................................................... 0.15%
         Enhanced Death Benefit and Guaranteed Minimum Annuitization Benefit Rider Option(5)............... 0.35%
         Enhanced Death Benefit, Guaranteed Minimum Annuitization Benefit, and
           Guaranteed Minimum Account Value Rider Option(6)................................................ 1.50%

     (3) The Variable Account expenses set forth apply exclusively to allocations made to the Investment Account(s) of the Variable Account. Such charges do not apply to, and will not be assessed against, allocations made to the Fixed Account(s). The total Variable Account expenses shown include the Standard Contractual Death Benefit (See Death Proceeds Payment Provisions). The Variable Account expenses are deducted from the Account Value on a monthly basis.
     (4) The Standard Individual Deferred Variable Annuity Contract excludes a Free Withdrawal Amount and the Long Term Care Facility and Terminal Illness Benefit Rider. The Enhanced Individual Deferred Variable Annuity Contract includes a Free Withdrawal Amount and the Long Term Care Facility and Terminal Illness Benefit Rider. At the time of application, the applicant may also choose any of the optional benefit riders which may be attached to the Enhanced
Individual Deferred Variable Annuity. Should the applicant choose an Optional Rider, the Company will deduct the appropriate rider charge from the Account Value on a monthly basis.

     (5) The total current charge for the Enhanced Death Benefit and the Guaranteed Minimum Annuitization Benefit is 0.35%. We reserve the right to increase the total charge to 0.55%.

     (6) The total current charge for Enhanced Death Benefit, Guaranteed Minimum Annuitization Benefit and the Guaranteed Minimum Account Value Rider is 1.50%. We reserve the right to increase the total charge to 1.70%.



       FUND ANNUAL EXPENSES (as a percentage of net assets of each Fund)
                                                                     Management/    Other                      Total Fund
Portfolio                                                            Advisory Fee   Expenses      12b-1        Annual Expenses
---------                                                            ------------   --------      ----------   ---------------

AUL American Series Fund, Inc.
  Equity Portfolio                                                   0.50%(7)       0.14%           --            0.64%
  Bond Portfolio                                                     0.50%(7)       0.15%           --            0.65%
  Managed Portfolio                                                  0.50%(7)       0.14%           --            0.64%
  Money Market Portfolio                                             0.40%(7)       0.13%           --            0.53%
Alger American Fund
  Alger American Growth Portfolio                                    0.75%          0.04%           --            0.79%
  Alger American Small Capitalization Portfolio                      0.85%          0.05%           --            0.90%
American Century Variable Portfolios, Inc.
  American Century VP Income & Growth Portfolio                      0.70%          0.00%           --            0.70%
  American Century VP International Portfolio                        1.23%          0.00%           --            1.23%
Calvert Variable Series, Inc.
  Calvert Social Mid Cap Growth Portfolio                            0.90%          0.22%           --            1.12%(8)
Fidelity Variable Insurance Products Fund
  VIP Equity-Income Portfolio                                        0.48%          0.08%           --            0.56%(9)
  VIP Growth Portfolio                                               0.57%          0.08%           --            0.65%(9)
  VIP High Income Portfolio                                          0.58%          0.10%           --            0.68%
  VIP Overseas Portfolio                                             0.72%          0.17%           --            0.89%(9)
Fidelity Variable Insurance Products Fund II
  VIP II Asset Manager Portfolio                                     0.53%          0.08%           --            0.61%
  VIP II Contrafund Portfolio                                        0.57%          0.09%           --            0.66%(9)
  VIP II Index 500 Portfolio                                         0.24%          0.09%           --            0.33%(10)


INVESCO Variable Investment Funds, Inc.
  VIF-Dynamics Fund                                                  0.75%          0.34%           --            1.09%(11)
  VIF-Financial Services Fund                                        0.75%          0.34%           --            1.09%(11)
  VIF-Health Sciences Fund                                           0.75%          0.32%           --            1.07%(11)
  VIF-High Yield Fund                                                0.60%          0.45%           --            1.05%(11)
  VIF-Real Estate Opportunity Fund                                   0.90%          4.38%           --            5.28%(11)
  VIF-Utilities Fund                                                 0.60%          0.81%           --            1.41%(11)



     (7)AUL has currently agreed to waive its advisory fee if the ordinary expenses of a Portfolio exceed 1% and, to the extent necessary, assume any expenses in excess of its advisory fee so that the expenses of each Portfolio, including the advisory fee but excluding extraordinary expenses, will not exceed 1% of the Portfolio's average daily net asset value per year. The Adviser may terminate the policy of reducing its fee and/or assuming Fund expenses upon 30 days written notice to the Fund and such policy will be terminated automatically by the termination of the Investment Advisory Agreement. During 2000, expenses did not exceed 1% of the average daily net asset value.

     (8) "Other Expenses" reflect an indirect fee. Net fund operating expenses after reductions for fees paid indirectly 1.02% for Social Mid Cap Growth. Total expenses have been restated to reflect expenses expected to be incurred in 2001.

     (9) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. See the accompanying fund prospectus for details.

     (10) The fund's manager has voluntarily agreed to reimburse the class's expenses if they exceed a certain level. Including this reimbursement, the annual class operating expenses were 0.28%. This arrangement may be discontinued by the fund's manager at any time.


     (11) The Fund's  actual  Other  Expenses  and Total  Annual Fund  Operating
Expenses were lower than the figures shown because its custodian fees were reduced under an expense offset arrangement. For the VIF-Dynamics Fund, VIF-Financial Services Fund, VIF-Health Sciences Fund, VIF-Real Estate Opportunity Fund and VIF-Utilities Fund, certain expenses of the Funds were absorbed voluntarily by INVESCO pursuant to a commitment between the Fund and INVESCO. This commitment may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, the Fund's Other Expenses and Total Annual Fund Operating Expenses for the fiscal year ended December 31, 2000 were 0.83% and 1.73%, respectively, of the Fund's average net assets for the VIF-Real Estate Opportunities Fund; 0.62% and 1.22%, respectively, of the Fund's average net assets for the VIF-Utilities Fund; and, were insignificant for the VIF-Dynamics Fund, VIF-Financial Services Fund, and the VIF-Health Sciences Fund.

                                       10

                           EXPENSE TABLE (continued)


       FUND ANNUAL EXPENSES (as a percentage of net assets of each Fund)
                                                                     Management/    Other                      Total Fund
Portfolio                                                            Advisory Fee   Expenses      12b-1        Annual Expenses
---------                                                            ------------   --------      ----------   ---------------

Janus Aspen Series
  Flexible Income Portfolio                                          0.65%          0.11%           --            0.76%(12)
  Worldwide Growth Portfolio                                         0.65%          0.04%           --            0.69%(12)
PBHG Insurance Series Fund, Inc.
  Growth II Portfolio                                                0.85%          0.20%           --            1.05%(13)
  Technology & Communications Portfolio                              0.85%          0.19%           --            1.04%(13)
SAFECO Resource Series Trust
  RST Equity Portfolio                                               0.74%          0.04%           --            0.78%
  RST Growth Opportunities Portfolio                                 0.74%          0.03%           --            0.77%
T. Rowe Price Equity Series, Inc.
  T. Rowe Price Equity Income Portfolio                              0.85%          0.00%           --            0.85%(14)
  T. Rowe Price Mid-Cap Growth Portfolio                             0.85%          0.00%           --            0.85%(14)
T. Rowe Price Fixed Income Series, Inc.
  T. Rowe Price Limited-Term Bond Portfolio                          0.70%          0.00%           --            0.70%(14)


     (12) Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for Worldwide Growth Portfolio. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreement. All expenses are shown without the effect of any expense offset arrangements.

     (13) You should know that for the fiscal year ended December 31, 2001, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses do not exceed 1.20%. In addition, in connection with Old Mutual plc's acquisition of Pilgrim Baxter's parent company, United Asset Management Corporation, Old Mutual and Pilgrim Baxter have agreed to maintain this expense limitation agreement until December 31, 2002. You should also know that in any fiscal year in which the Portfolio's assets are greater than $75 million and its total annual fund operating expenses are less than 1.20%, the Portfolio's Board of Directors may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Portfolio's behalf during the previous two fiscal years. In 2000, the Board elected to reimburse $50,092 in waived fees for the Growth II Portfolio.

     (14) Management fee includes operating expenses.

EXAMPLES  (for any Investment Account)


     The following examples show expenses that a Contract Owner would pay at the end of one, three, five or ten years if at the end of those time periods, the Contract is (1) surrendered, (2) annuitized, or (3) not surrendered or annuitized. The information below represents expenses on a $1,000 premium and assumes a 5% return per year. For a Contract that is surrendered, and for a Contract that is annuitized, the example shows expenses for Flexible Premium Contracts and One Year Flexible Premium Contracts, including a Mortality and Expense Risk Fee of 1.25% and the Annual Contract Fee. Expenses will be the same for both Contracts if not surrendered or annuitized. Column (2) reflects an assumption that a life annuity or survivorship annuity is elected. Under certain circumstances, a withdrawal charge may apply upon annuitization. See "Withdrawal Charge." These examples should not be considered a representation of past or future expenses. Because Fund expenses may vary, actual expenses may be greater or less than those shown. The assumed 5% return is hypothetical and should not be considered a representation of past or future returns, which may be greater or less than the assumed amount. Where Annual Expenses reflect fee waivers or expense reimbursements (see Expense Table and accompanying footnotes), these waivers or reimbursements are assumed to continue for the periods shown below.


                                    (1) If Your Contract                     (2) If your Contract              (3) If your Contract
                                        is Surrendered                            is Annuitized                is not Surrendered or
                                                                                                                     Annuitized

                               Flexible Premium    One Year Flexible        Flexible        One Year Flexible
Investment Account                 Contracts       Premium Contracts    Premium Contracts   Premium Contracts       All Contracts
------------------             -----------------   -----------------    -----------------   -----------------       -------------

AUL American Equity
1 year                           $ 107.19           $  85.48             $ 107.19             $  85.48              $  22.19
3 years                            144.51             115.88               144.51                68.16                 68.16
5 years                            176.83             146.60               116.37               116.37                116.37
10 years                           259.10             247.54               247.54               247.54                247.54


AUL American Bond
1 year                             107.30              85.58               107.30                85.58                 22.30
3 years                            144.82             116.20               144.82                68.50                 68.50
5 years                            177.36             147.14               116.92               116.92                116.92
10 years                           260.22             248.67               248.67               248.67                248.67

                                       11

EXAMPLES (for any Investment Account) (continued)

                                    (1) If Your Contract                     (2) If your Contract              (3) If your Contract
                                        is Surrendered                            is Annuitized                is not Surrendered or
                                                                                                                     Annuitized

                               Flexible Premium    One Year Flexible        Flexible        One Year Flexible
Investment Account                 Contracts       Premium Contracts    Premium Contracts   Premium Contracts       All Contracts
------------------             -----------------   -----------------    -----------------   -----------------       -------------

AUL American Managed
1 year                          $  107.19          $   85.48            $  107.19           $    85.48             $   22.19
3 years                            144.51             115.88               144.51                68.16                 68.16
5 years                            176.83             146.60               116.37               116.37                116.37
10 years                           259.10             247.54               247.54               247.54                247.54


AUL American Money Market
1 year                             106.09              84.44               106.09                84.44                 21.09
3 years                            141.43             112.71               141.43                64.83                 64.83
5 years                            171.57             141.17               110.76               110.76                110.76
10 years                           247.82             236.13               236.13               236.13                236.13


Alger American Growth
1 year                             108.70              86.88               108.70                86.88                 23.70
3 years                            148.71             120.21               148.71                72.70                 72.70
5 years                            183.98             153.98               123.97               123.97                123.97
10 years                           274.30             262.91               262.91               262.91                262.91


Alger American Small Capitalization
1 year                             109.79              87.91               109.79                87.91                 24.79
3 years                            151.76             123.36               151.76                76.01                 76.01
5 years                            189.18             159.34               129.50               129.50                129.50
10 years                           285.27             274.01               274.01               274.01                274.01


American Century VP Income & Growth
1 year                             107.78              86.03               107.78                86.03                 22.78
3 years                            146.15             117.57               146.15                69.94                 69.94
5 years                            179.63             149.49               119.34               119.34                119.34
10 years                           265.06             253.57               253.57               253.57                253.57


American Century VP International
1 year                             113.08              90.99               113.08                90.99                 28.08
3 years                            160.87             132.74               160.87                85.86                 85.86
5 years                            204.59             175.24               145.89               145.89                145.89
10 years                           317.39             306.49               306.49               306.49                306.49


Calvert Social Mid Cap Growth
1 year                             111.99              89.97               111.99                89.97                 26.99
3 years                            157.85             129.63               157.85                82.59                 82.59
5 years                            199.48             169.97               140.45               140.45                140.45
10 years                           306.81             295.79               295.79               295.79                295.79


Fidelity VIP Equity-Income
1 year                             106.38              84.72               106.38                84.72                 21.38
3 years                            142.26             113.56               142.26                65.72                 65.72
5 years                            172.97             142.62               112.26               112.26                112.26
10 years                           250.84             239.18               239.18               239.18                239.18


Fidelity VIP Growth
1 year                             107.30              85.58               107.30                85.58                 22.30
3 years                            144.82             116.20               144.82                68.50                 68.50
5 years                            177.36             147.14               116.92               116.92                116.92
10 years                           260.22             248.67               248.67               248.67                248.67


Fidelity VIP High Income
1 year                             107.60              85.85               107.60                85.85                 22.60
3 years                            145.64             117.05               145.64                69.38                 69.38
5 years                            178.76             148.58               118.41               118.41                118.41
10 years                           263.20             251.69               251.69               251.69                251.69


                                       12

Examples  (for any Investment Account) (continued)

                                     (1) If Your Contract                     (2) If your Contract              (3) If your Contract
                                        is Surrendered                           is Annuitized                 is not Surrendered or
                                                                                                                    Annuitized

                               Flexible Premium    One Year Flexible    Flexible            One Year Flexible
Investment Account                 Contracts       Premium Contracts    Premium Contracts   Premium Contracts       All Contracts
------------------             -----------------   -----------------    -----------------   -----------------       -------------

Fidelity VIP Overseas
1 year                         $   109.68          $   87.81            $  109.68           $    87.81              $  24.68
3 years                            151.46             123.04               151.46                75.68                 75.68
5 years                            188.66             158.80               128.94               128.94                128.94
10 years                           284.18             272.90               272.90               272.90                272.90


Fidelity VIP II Asset Manager
1 year                             106.90              85.20               106.90                85.20                 21.90
3 years                            143.69             115.04               143.69                67.28                 67.28
5 years                            175.43             145.15               114.88               114.88                114.88
10 years                           256.11             244.51               244.51               244.51                244.51


Fidelity VIP II Contrafund
1 year                             107.38              85.65               107.38                85.65                 22.38
3 years                            145.03             116.41               145.03                68.72                 68.72
5 years                            177.71             147.50               117.30               117.30                117.30
10 years                           260.97             249.43               249.43               249.43                249.43

Fidelity VIP II Index 500
1 year                             104.07              82.55               104.07                82.55                 19.07
3 years                            135.76             106.86               135.76                58.69                 58.69
5 years                            161.83             131.12               100.41               100.41                100.41
10 years                           226.78             214.85               214.85               214.85                214.85


INVESCO VIF-Dynamics Fund
1 year                             111.70              89.69               111.70                89.69                 26.70
3 years                            157.04             128.79               157.04                81.71                 81.71
5 years                            198.12             168.56               139.00               139.00                139.00
10 years                           303.97             292.92               292.92               292.92                292.92

INVESCO VIF-Financial Services Fund
1 year                             111.70              89.69               111.70                89.69                 26.70
3 years                            157.04             128.79               157.04                81.71                 81.71
5 years                            198.12             168.56               139.00               139.00                139.00
10 years                           303.97             292.92               292.92               292.92                292.92

INVESCO VIF-Health Sciences Fund
1 year                             111.51              89.52               111.51                89.52                 26.51
3 years                            156.53             128.27               156.53                81.17                 81.17
5 years                            197.26             167.68               138.09               138.09                138.09
10 years                           302.19             291.12               291.12               291.12                291.12

INVESCO VIF-High Yield Fund
1 year                             111.29              89.32               111.29                89.32                 26.29
3 years                            155.93             127.64               155.93                80.51                 80.51
5 years                            196.23             166.62               137.00               137.00                137.00
10 years                           300.04             288.95               288.95               288.95                288.95

INVESCO VIF-Real Estate Opportunity Fund
1 year                             152.76             128.17               152.76               128.17                 67.76
3 years                            265.92             241.03               265.92               199.55                199.55
5 years                            374.33             350.40               326.48               326.48                326.48
10 years                           630.80             623.58               623.58               623.58                623.58

INVESCO VIF-Utilities Fund
1 year                             114.91              92.70               114.91                92.70                 29.91
3 years                            165.89             137.92               165.89                91.30                 91.30
5 years                            213.04             183.95               154.87               154.87                154.87
10 years                           334.73             324.04               324.04               324.04                324.04

                                       13


Examples  (for any Investment Account) (continued)

                                     (1) If Your Contract                     (2) If your Contract              (3) If your Contract
                                        is Surrendered                           is Annuitized                 is not Surrendered or
                                                                                                                    Annuitized

                               Flexible Premium    One Year Flexible    Flexible            One Year Flexible
Investment Account                 Contracts       Premium Contracts    Premium Contracts   Premium Contracts       All Contracts
------------------             -----------------   -----------------    -----------------   -----------------       -------------

Janus Flexible Income
1 year                         $   108.40          $   86.61            $  108.40           $    86.61              $  23.40
3 years                            147.89             119.36               147.89                71.82                 71.82
5 years                            182.59             152.54               122.49               122.49                122.49
10 years                           271.36             259.93               259.93               259.93                259.93

Janus Worldwide Growth
1 year                             107.71              85.96               107.71                85.96                 22.71
3 years                            145.95             117.36               145.95                69.72                 69.72
5 years                            179.28             149.13               118.97               118.97                118.97
10 years                           264.32             252.82               252.82               252.82                252.82


PBHG Growth II
1 year                             111.29              89.32               111.29                89.32                 26.29
3 years                            155.93             127.64               155.93                80.51                 80.51
5 years                            196.23             166.62               137.00               137.00                137.00
10 years                           300.04             288.95               288.95               288.95                288.95


PBHG Technology & Communications
1 year                             111.18              89.22               111.18                89.22                 26.18
3 years                            155.62             127.33               155.62                80.18                 80.18
5 years                            195.72             166.08               136.45               136.45                136.45
10 years                           298.97             287.87               287.87               287.87                287.87


SAFECO RST Equity
1 year                             108.59              86.78               108.59                86.78                 23.59
3 years                            148.40             119.89               148.40                72.37                 72.37
5 years                            183.46             153.44               123.42               123.42                123.42
10 years                           273.20             261.80               261.80               261.80                261.80


SAFECO RST Growth Opportunities
1 year                             108.48              86.68               108.48                86.68                 23.48
3 years                            148.10             119.57               148.10                72.04                 72.04
5 years                            182.94             152.90               122.86               122.86                122.86
10 years                           272.09             260.68               260.68               260.68                260.68


T. Rowe Price Equity Income
1 year                             109.28              87.43               109.28                87.43                 24.28
3 years                            150.34             121.89               150.34                74.47                 74.47
5 years                            186.76             156.84               126.92               126.92                126.92
10 years                           280.17             268.85               268.85               268.85                268.85


T. Rowe Price Limited-Term Bond
1 year                             107.78              86.03               107.78                86.03                 22.78
3 years                            146.15             117.57               146.15                69.94                 69.94
5 years                            179.63             149.49               119.34               119.34                119.34
10 years                           265.06             253.57               253.57               253.57                253.57


T. Rowe Price Mid-Cap Growth
1 year                             109.28              87.43               109.28                87.43                 24.28
3 years                            150.34             121.89               150.34                74.47                 74.47
5 years                            186.76             156.84               126.92               126.92                126.92
10 years                           280.17             268.85               268.85               268.85                268.85


                   CONDENSED FINANCIAL INFORMATION

     The following table presents Condensed Financial Information with respect to each of the Investment Accounts of the Variable Account for the period from the date of first deposit on April 30, 1999 to December 31, 2000. The following tables should be read in conjunction with the Variable Account's financial statements, which are included in the Variable Account's Annual Report dated as of December 31, 2000. The Variable Account's financial statements have been audited by PricewaterhouseCoopers LLP, the Variable Account's independent accountant.



                                          Accumulation Unit Value    Accumulation Unit Value       Number of Accumulations Units
      Investment Account                  at beginning of period       at end of period            Outstanding at end of period
      ------------------                 ------------------------    -----------------------       -----------------------------

      AUL American Equity

          2000                                     $ 4.561                  $ 5.364                           150,669
          1999                                       5.000 (04/30/99)         4.561                            26,106

      AUL American Bond

          2000                                     $ 4.951                  $ 5.487                           218,082
          1999                                       5.000 (04/30/99)         4.951                            56,480

      AUL American Managed

          2000                                     $ 4.726                  $ 5.464                           122,198
          1999                                       5.000 (04/30/99)         4.726                            48,423

      AUL American Money Market

          2000                                     $ 1.031                  $ 1.093                        12,747,263
          1999                                       1.000 (04/30/99)         1.031                         2,004,240

      Alger American Growth

          2000                                     $ 6.028                  $ 5.138                         2,638,476
          1999                                       5.000 (04/30/99)         6.028                           732,954

      Alger American Small Capitalization

          2000                                     $ 5.000 (05/01/00)       $ 3.795                           183,854

      American Century VP Income & Growth

          2000                                     $ 5.586                  $ 4.993                           233,692
          1999                                       5.000 (04/30/99)         5.586                            23,497

      American Century VP International

          2000                                     $ 7.754                  $ 6.449                           123,237
          1999                                       5.000 (04/30/99)         7.754                            15,100


      Calvert Social Mid Cap Growth

          2000                                     $ 5.246                  $ 5.851                           121,959
          1999                                       5.000 (04/30/99)         5.246                             9,364


      Fidelity Asset Manager

          2000                                     $ 5.383                  $ 5.171                         1,251,519
          1999                                       5.000 (04/30/99)         5.383                           320,165

      Fidelity Contrafund

          2000                                     $ 5.767                  $ 5.385                         1,194,512
          1999                                       5.000 (04/30/99)         5.767                           351,784

      Fidelity Equity-Income

          2000                                     $ 4.784                  $ 5.186                           413,997
          1999                                       5.000 (04/30/99)         4.784                           148,240

      Fidelity Growth

          2000                                     $ 6.310                  $ 5.617                         1,706,866
          1999                                       5.000 (04/30/99)         6.310                           483,747

      Fidelity High Income

          2000                                     $ 4.900                  $ 3.799                           323,604
          1999                                       5.000 (04/30/99)         4.900                            79,913

      Fidelity Index 500

          2000                                     $ 5.538                  $ 5.023                         2,308,450
          1999                                       5.000 (04/30/99)         5.538                           679,942


                                       15

                 CONDENSED FINANCIAL INFORMATION (Continued)




                                          Accumulation Unit Value    Accumulation Unit Value       Number of Accumulations Units
      Investment Account                  at beginning of period       at end of period            Outstanding at end of period
      ------------------                 ------------------------    -----------------------       -----------------------------

      Fidelity Overseas

          2000                                     $ 6.644                  $ 5.374                           130,138
          1999                                       5.000 (04/30/99)         6.644                            26,030

      Janus Aspen Series Flexible Income

          2000                                     $ 5.005                  $ 5.318                           227,478
          1999                                       5.000 (04/30/99)         5.005                            56,703

      Janus Aspen Series Worldwide Growth

          2000                                     $ 7.578                  $ 6.391                         1,231,773
          1999                                       5.000 (04/30/99)         7.578                           235,301

      PBHG Growth II

          2000                                     $ 8.613                  $ 7.177                           337,948
          1999                                       5.000 (04/30/99)         8.613                            36,740

      PBHG Technology & Communications

          2000                                     $12.408                  $ 7.181                           854,262
          1999                                       5.000 (04/30/99)        12.408                           320,093

      SAFECO RST Equity

          2000                                     $ 5.009                  $ 4.468                           289,801
          1999                                       5.000 (04/30/99)         5.009                           139,120

      SAFECO RST Growth Opportunities

          2000                                     $ 5.784                  $ 5.427                           193,071
          1999                                       5.000 (04/30/99)         5.784                            29,591

      T. Rowe Price Equity Income

          2000                                     $ 4.705                  $ 5.319                           883,644
          1999                                       5.000 (04/30/99)         4.705                           330,769

      T. Rowe Price Limited-Term Bond

          2000                                     $ 5.000 (05/01/00)       $ 5.402                            20,303

      T. Rowe Price Mid-Cap Growth

          2000                                     $ 5.000 (05/01/00)       $ 5.046                            72,220

                     PERFORMANCE OF THE INVESTMENT ACCOUNTS

     The following tables present the return on investment for each of the Investment Accounts. The return on investment figures in the first and second tables (including charges) represents a change in an Accumulation Unit allocated to an Investment Account and takes into account Variable Account charges such as the mortality and expense risk charge, withdrawal charges, and a pro-rata portion of the administrative charge. The return on investment figures in the third table (excluding charges) include the mortality and expense risk charge, but do not reflect the deduction of withdrawal charges or a pro rata portion of the administrative charge. For the periods that a particular Investment Account has been in operation (see the Inception Date of Investment Account column), the figures represent actual performance. Therefore, the performance figures for the Lessor of One Year or Since Inception represent actual performance. For the periods that precede the creation of the Investment Account, if the mutual fund portfolio was in existence (see Inception Date of Mutual Fund column), results represent hypothetical returns that the Investment Accounts that invest in the corresponding Mutual Fund Portfolios would have achieved had they invested in such Portfolios for the periods indicated. Therefore, the performance figures for the 3 year, 5 year, and the Lessor of 10 Years or Since Inception may be hypothetical, or they may represent actual performance, based on the inception date of a particular Investment Account and the mutual fund portfolio.



                                Performance (including charges) for Flexible Premium Contracts

                                            ACTUAL PERFORMANCE          |      ACTUAL/HYPOTHETICAL PERFORMANCE
                                                             Average    |   Average       Average       Average        Average
                                                             Annual     |    Annual        Annual        Annual         Annual
                                                           Return on    |  Return on     Return on     Return on      Return on
                               Inception     Inception     Investment   |  Investment    Investment    Investment     Investment
                                Date of       Date of     for lessor of | for 1 Year    for 3 Years   for 5 Years   for lesser of
                                Mutual      Investment      1 Year or   |   ending        ending        ending       10 Years or
Investment Account               Fund         Account    Since Inception|  12/31/00*      12/31/00*     12/31/00*   Since Inception*
------------------               ----         -------       --------    |  --------       --------      --------    ---------------

AUL American Equity             4/10/90    04/30/99          4.23%      |    4.23%         3.23%         10.97%         12.30%
AUL American Bond               4/10/90    04/30/99         (1.79%)     |   (1.79%)        1.53%          2.71%          5.74%
AUL American Managed            4/10/90    04/30/99          2.47%      |    2.47%         3.00%          7.92%          9.14%
AUL American Money Market       4/10/90    04/30/99         (6.10%)     |   (6.10%)        0.74%          2.16%          2.80%
Alger American Growth           1/09/89    04/30/99        (24.49%)     |  (24.49%)       14.02%         15.91%         18.49%
Alger American Small                                                    |
 Capitalization                 9/20/88    05/01/00        (31.65%)     |  (27.60%)       (3.29%)        (0.10%)         8.43%
American Century VP Income &                                            |
 Growth                        10/30/97    04/30/99        (20.80%)     |  (20.80%)       (3.86%)          n.a.         (7.09%)
American Century VP                                                     |
 International                  5/01/94    04/30/99        (26.31%)     |  (26.31%)       12.49%         13.86%          8.35%
Calvert Social Mid Cap Growth   7/16/91    04/30/99         (1.15%)     |   (1.15%)       10.79%         12.33%          2.20%
Fidelity VIP Equity-Income     10/09/86    04/30/99         (3.92%)     |   (3.92%)        4.16%         10.39%         15.44%
Fidelity VIP Growth            10/09/86    04/30/99        (21.13%)     |  (21.13%)       14.44%         16.03%         18.08%
Fidelity VIP High Income        9/19/85    04/30/99        (31.32%)     |  (31.32%)      (11.03%)        (1.31%)         8.06%
Fidelity VIP Overseas           1/28/87    04/30/99        (28.34%)     |  (28.34%)        4.54%          7.40%          7.49%
Fidelity VIP II Asset Manager   9/06/89    04/30/99        (14.87%)     |  (14.87%)        2.55%          8.11%         10.13%
Fidelity VIP II Contrafund      1/03/95    04/30/99        (17.26%)     |  (17.26%)        9.82%         14.59%         (2.77%)
Fidelity VIP II Index 500       8/27/92    04/30/99        (19.64%)     |  (19.64%)        7.19%         14.74%         (6.75%)


INVESCO Dynamics Fund           8/25/97    08/30/01          n.a.       |  (14.63%)       15.43%           n.a.         15.30%
INVESCO Financial Services Fund 9/21/99    08/30/01          n.a.       |   10.51%          n.a.           n.a.         18.71%
INVESCO Health Sciences Fund    5/22/97    08/30/01          n.a.       |   15.58%        18.47%           n.a.         19.01%
INVESCO High Yield Fund         5/27/94    08/30/01          n.a.       |  (22.48%)      (10.81%)        (4.52%)        (2.06%)
INVESCO Real Estate
        Opportunity Fund        4/01/98    08/30/01          n.a.       |   13.74%          n.a.           n.a.         (3.99%)
INVESCO Utilities Fund          1/03/95    08/30/01          n.a.       |  (11.01%)        8.71%          7.92%          7.97%


Janus Flexible Income           9/13/93    04/30/99         (5.84%)     |   (5.84%)        1.22%          4.57%         (3.50%)
Janus Worldwide Growth          9/13/93    04/30/99        (25.29%)     |  (25.29%)       16.19%         19.65%          7.76%
PBHG Growth II                  5/01/97    04/30/99        (26.19%)     |  (26.19%)       16.21%           n.a.         15.52%
PBHG Technology                                                         |
 & Communications               5/01/97    04/30/99        (48.76%)     |  (48.76%)       30.97%           n.a.         15.55%
SAFECO RST Equity               4/03/87    04/30/99        (20.96%)     |  (20.96%)        2.26%         10.54%         14.74%
SAFECO RST Growth                                                       |
 Opportunities                  1/07/93    04/30/99        (16.86%)     |  (16.86%)       (3.93%)        10.89%         (2.32%)
T. Rowe Price Equity Income     3/31/94    04/30/99          0.19%      |    0.19%         3.95%         11.38%         (3.49%)
T. Rowe Price Limited-Term Bond 3/29/95    05/01/00         (6.02%)     |   (3.37%)        0.76%          2.01%         (6.02%)
T. Rowe Price Mid-Cap Growth   12/31/96    05/01/00        (12.82%)     |   (5.05%)       12.05%           n.a.        (12.82%)

* For the periods  that a  particular  Investment  Account has been in existence
(see Inception Date of Investment Account column) the performance is actual performance and not hypothetical in nature. For the Lesser of 10 Years or Since
Inception  (the last  column),  if the Mutual Fund has been in existence  for 10
Years, then the return reflects hypothetical performance of the mutual fund; if the mutual fund has not been in existence for 10 Years, then the return reflects actual performance of the Investment Account.

                                       17


               PERFORMANCE OF THE INVESTMENT ACCOUNTS (continued)

                                Performance (including charges) for One Year Flexible Premium Contracts

                                            ACTUAL PERFORMANCE          |      ACTUAL/HYPOTHETICAL PERFORMANCE
                                                                        |
                                                             Average    |   Average       Average       Average        Average
                                                             Annual     |    Annual        Annual        Annual         Annual
                                                           Return on    |  Return on     Return on     Return on      Return on
                               Inception     Inception     Investment   |  Investment    Investment    Investment     Investment
                                Date of       Date of     for lessor of | for 1 Year    for 3 Years   for 5 Years   for lesser of
                                Mutual      Investment      1 Year or   |   ending        ending        ending       10 Years or
Investment Account               Fund         Account    Since Inception|  12/31/00*      12/31/00*     12/31/00*   Since Inception*
------------------               ----         -------       --------    |  --------       --------      --------    ---------------
AUL American Equity             4/10/90    04/30/99          7.70%      |    7.70%         4.34%         11.67%         12.41%
AUL American Bond               4/10/90    04/30/99          1.48%      |    1.48%         2.62%          3.36%          5.85%
AUL American Managed            4/10/90    04/30/99          5.88%      |    5.88%         4.11%          8.60%          9.25%
AUL American Money Market       4/10/90    04/30/99         (2.97%)     |   (2.97%)        1.82%          2.81%          2.90%
Alger American Growth           1/09/89    04/30/99        (21.98%)     |  (21.98%)       15.24%         16.65%         18.61%
Alger American Small                                                    |
 Capitalization                 9/20/88    05/01/00        (28.20%)     |  (25.18%)       (2.25%)         0.53%          8.54%
American Century VP Income &                                            |
 Growth                        10/30/97    04/30/99        (18.16%)     |  (18.16%)       (2.83%)          n.a.         (5.26%)
American Century VP                                                     |
 International                  5/01/94    04/30/99        (23.86%)     |  (23.86%)       13.70%         14.58%         10.48%
Calvert Social Mid Cap Growth   7/16/91    04/30/99          2.14%      |    2.14%        11.99%         13.04%          4.21%
Fidelity VIP Equity-Income     10/09/86    04/30/99         (0.72%)     |   (0.72%)        5.28%         11.08%         15.55%
Fidelity VIP Growth            10/09/86    04/30/99        (18.50%)     |  (18.50%)       15.67%         16.76%         18.20%
Fidelity VIP High Income        9/19/85    04/30/99        (29.03%)     |  (29.03%)      (10.07%)        (0.69%)         8.17%
Fidelity VIP Overseas           1/28/87    04/30/99        (25.95%)     |  (25.95%)        5.66%          8.08%          7.59%
Fidelity VIP II Asset Manager   9/06/89    04/30/99        (12.03%)     |  (12.03%)        3.65%          8.79%         10.24%
Fidelity VIP II Contrafund      1/03/95    04/30/99        (14.50%)     |  (14.50%)       11.00%         15.31%         (0.86%)
Fidelity VIP II Index 500       8/27/92    04/30/99        (16.96%)     |  (16.96%)        8.35%         15.46%         (4.92%)


INVESCO Dynamics Fund           8/25/97    08/30/01          n.a.       |  (11.79%)       16.67%           n.a.         16.41%
INVESCO Financial Services Fund 9/21/99    08/30/01          n.a.       |   14.19%          n.a.           n.a.         21.83%
INVESCO Health Sciences Fund    5/22/97    08/30/01          n.a.       |   19.43%        19.74%           n.a.         20.09%
INVESCO High Yield Fund         5/27/94    08/30/01          n.a.       |  (19.90%)       (9.85%)        (3.92%)        (1.60%)
INVESCO Real Estate
        Opportunity Fund        4/01/98    08/30/01          n.a.       |   17.53%          n.a.           n.a.         (2.86%)
INVESCO Utilities Fund          1/03/95    08/30/01          n.a.       |   (8.04%)        9.88%          8.60%          8.54%


Janus Flexible Income           9/13/93    04/30/99         (2.70%)     |   (2.70%)        2.31%          5.23%         (1.60%)
Janus Worldwide Growth          9/13/93    04/30/99        (22.80%)     |  (22.80%)       17.44%         20.41%          9.88%
PBHG Growth II                  5/01/97    04/30/99        (23.73%)     |  (23.73%)       17.46%           n.a.         17.79%
PBHG Technology                                                         |
 & Communications               5/01/97    04/30/99        (47.05%)     |  (47.05%)       32.38%           n.a.         17.82%
SAFECO RST Equity               4/03/87    04/30/99        (18.33%)     |  (18.33%)        3.36%         11.24%         14.86%
SAFECO RST Growth                                                       |
 Opportunities                  1/07/93    04/30/99        (14.08%)     |  (14.08%)       (2.90%)        11.59%         (0.40%)
T. Rowe Price Equity Income     3/31/94    04/30/99          3.53%      |    3.53%         5.07%         12.08%         (1.59%)


T. Rowe Price Limited-Term Bond 3/29/95    05/01/00         (1.28%)     |   (0.15%)        1.84%          2.65%         (1.28%)


T. Rowe Price Mid-Cap Growth   12/31/96    05/01/00         (8.42%)     |   (1.88%)       13.26%           n.a.         (8.42%)

* For the periods  that a  particular  Investment  Account has been in existence
(see Inception Date of Investment Account column) the performance is actual performance and not hypothetical in nature. For the Lesser of 10 Years or Since
Inception  (the last  column),  if the Mutual Fund has been in existence  for 10
Years, then the return reflects hypothetical performance of the mutual fund; if the mutual fund has not been in existence for 10 Years, then the return reflects actual performance of the Investment Account.

                                       18

               PERFORMANCE OF THE INVESTMENT ACCOUNTS (continued)

               Performance (excluding charges) for All Contracts

                                            ACTUAL PERFORMANCE          |      ACTUAL/HYPOTHETICAL PERFORMANCE
                                                                        |
                                                             Average    |   Average       Average       Average        Average
                                                             Annual     |    Annual        Annual        Annual         Annual
                                                           Return on    |  Return on     Return on     Return on      Return on
                               Inception     Inception     Investment   |  Investment    Investment    Investment     Investment
                                Date of       Date of     for lessor of | for 1 Year    for 3 Years   for 5 Years   for lesser of
                                Mutual      Investment      1 Year or   |   ending        ending        ending       10 Years or
Investment Account               Fund         Account    Since Inception|  12/31/00*      12/31/00*     12/31/00*   Since Inception*
------------------               ----         -------       --------    |  --------       --------      --------    ---------------
AUL American Equity             4/10/90    04/30/99         15.81%      |   15.81%         6.14%         12.35%         12.41%
AUL American Bond               4/10/90    04/30/99          9.12%      |    9.12%         4.39%          3.99%          5.85%
AUL American Managed            4/10/90    04/30/99         13.85%      |   13.85%         5.90%          9.26%          9.25%
AUL American Money Market       4/10/90    04/30/99          4.33%      |    4.33%         3.58%          3.44%          2.90%
Alger American Growth           1/09/89    04/30/99        (16.10%)     |  (16.10%)       17.23%         17.36%         18.61%
Alger American Small                                                    |
 Capitalization                 9/20/88    05/01/00        (19.55%)     |  (19.55%)       (0.56%)         1.14%          8.54%
American Century VP Income &                                            |
 Growth                        10/30/97    04/30/99        (12.00%)     |  (12.00%)       (1.16%)          n.a.         (1.68%)
American Century VP                                                     |
 International                  5/01/94    04/30/99        (18.12%)     |  (18.12%)       15.66%         15.28%         14.66%
Calvert Social Mid Cap Growth   7/16/91    04/30/99          9.83%      |    9.83%        13.92%         13.92%          8.15%
Fidelity VIP Equity-Income     10/09/86    04/30/99          6.76%      |    6.76%         7.10%         11.76%         15.55%
Fidelity VIP Growth            10/09/86    04/30/99        (12.36%)     |  (12.36%)       17.67%         17.47%         18.20%
Fidelity VIP High Income        9/19/85    04/30/99        (23.69%)     |  (23.69%)       (8.52%)        (0.08%)         8.17%
Fidelity VIP Overseas           1/28/87    04/30/99        (20.37%)     |  (20.37%)        7.49%          8.74%          7.59%
Fidelity VIP II Asset Manager   9/06/89    04/30/99         (5.41%)     |   (5.41%)        5.44%          9.46%         10.24%
Fidelity VIP II Contrafund      1/03/95    04/30/99         (8.07%)     |   (8.07%)       12.92%         16.02%          2.89%
Fidelity VIP II Index 500       8/27/92    04/30/99        (10.71%)     |  (10.71%)       10.22%         16.17%         (1.32%)


INVESCO Dynamics Fund           8/25/97    08/30/01          n.a.       |   (5.15%)       18.69%           n.a.         17.84%
INVESCO Financial Services Fund 9/21/99    08/30/01          n.a.       |   22.79%          n.a.           n.a.         28.01%
INVESCO Health Sciences Fund    5/22/97    08/30/01          n.a.       |   28.42%        21.81%           n.a.         21.50%
INVESCO High Yield Fund         5/27/94    08/30/01          n.a.       |  (13.87%)       (8.29%)        (3.34%)        (1.45%)
INVESCO Real Estate
        Opportunity Fund        4/01/98    08/30/01          n.a.       |   26.38%          n.a.           n.a.         (1.03%)
INVESCO Utilities Fund          1/03/95    08/30/01          n.a.       |   (1.12%)       11.78%          9.26%          8.91%


Janus Flexible Income           9/13/93    04/30/99          4.63%      |    4.63%         4.08%          5.88%          2.12%
Janus Worldwide Growth          9/13/93    04/30/99        (16.99%)     |  (16.99%)       19.46%         21.14%         14.03%
PBHG Growth II                  5/01/97    04/30/99        (17.99%)     |  (17.99%)       19.48%           n.a.         22.25%
PBHG Technology                                                         |
 & Communications               5/01/97    04/30/99        (43.07%)     |  (43.07%)       34.67%           n.a.         22.28%
SAFECO RST Equity               4/03/87    04/30/99        (12.18%)     |  (12.18%)        5.14%         11.92%         14.86%
SAFECO RST Growth                                                       |
 Opportunities                  1/07/93    04/30/99         (7.62%)     |   (7.62%)       (1.22%)        12.28%          3.37%
T. Rowe Price Equity Income     3/31/94    04/30/99         11.32%      |   11.32%         6.88%         12.76%          2.13%
T. Rowe Price Limited-Term Bond 3/29/95    05/01/00         10.08%      |    7.37%         3.60%          3.28%         10.08%
T. Rowe Price Mid-Cap Growth   12/31/96    05/01/00          2.11%      |    5.50%        15.21%           n.a.          2.11%

* For the periods  that a  particular  Investment  Account has been in existence
(see Inception Date of Investment Account column) the performance is actual performance and not hypothetical in nature. For the Lesser of 10 Years or Since
Inception  (the last  column),  if the Mutual Fund has been in existence  for 10
Years, then the return reflects hypothetical performance of the mutual fund; if the mutual fund has not been in existence for 10 Years, then the return reflects actual performance of the Investment Account.

           INFORMATION ABOUT AUL, THE VARIABLE ACCOUNT, AND THE FUNDS

AMERICAN UNITED LIFE INSURANCE COMPANY(R)

     AUL is a stock insurance company existing under the laws of the State of Indiana. It was originally incorporated as a fraternal society on November 7, 1877, under the laws of the Federal government, and reincorporated as a mutual insurance company under the laws of the State of Indiana in 1933. It is qualified to do business in 49 states and the District of Columbia. AUL has its principal business office located at One American Square, Indianapolis, Indiana 46282.

     On December 17, 2000, AUL converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company ("Mutual Holding Company"). This transaction was intended to result in a corporate structure that provides, among other things, better access to external sources of capital. Upon conversion, the insurance company issued voting stock to a newly-formed stock holding company ("Stock Holding Company"). It is anticipated that the Stock Holding Company could, at some future time, offer shares of its stock publicly or privately; however, the Mutual Holding Company must always hold at least 51% of the voting stock of the Stock Holding Company, which in turn owns 100% of the voting stock of AUL. No plans have been formulated to issue any shares of capital stock or debt securities of the Stock Holding Company at this time.

     Since AUL was previously a mutual life insurance company, owners ("policyholders") of AUL's annuity contracts and life insurance policies ("policies") had certain membership interests in AUL consisting principally of the right to vote on the election of the Board of Directors and on other matters and certain rights upon liquidation or dissolution of AUL. After the conversion, policyholders continue to be policyholders in the same insurance company, but no longer have a membership interest in the insurance company; rather, policyholders have substantially the same membership interests in the Mutual Holding Company. After the conversion, persons who acquire policies from AUL automatically become members in the Mutual Holding Company. The conversion does not, in any way, increase premium payments or reduce policy benefits, values, guarantees or other policy obligations to policyholders. The conversion was approved by AUL policyholders and the Insurance Commissioner of Indiana. Following the conversion, the insurance company name did not change. The name of the Mutual Holding Company is American United Mutual Insurance Holding Company. The name of the Stock Holding Company is OneAmerica Financial Partners, Inc.

     AUL conducts a conventional life insurance, reinsurance, and annuity business. At December 31, 2000, AUL had assets of $10,932,623,000 and equity of $847,568,000.

     The principal underwriter for the Contracts is AUL, which is registered with the SEC as a broker-dealer.

VARIABLE ACCOUNT

     AUL American Individual Variable Annuity Unit Trust was established by AUL on November 11, 1998, under procedures established under Indiana law. The income, gains, or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to other income, gains, or losses of AUL. Assets in the Variable Account attributable to the reserves and other liabilities under the Contracts are not chargeable with liabilities arising from any other business that AUL conducts. AUL owns the assets in the Variable Account and is required to maintain sufficient assets in the Variable Account to meet all Variable Account obligations under the Contracts. AUL may transfer to its General Account assets that exceed anticipated obligations of the Variable Account. All obligations arising under the Contracts are general corporate obligations of AUL. AUL may invest its own assets in the Variable Account, and may accumulate in the Variable Account proceeds from Contract charges and investment results applicable to those assets.

     The Variable Account is currently divided into sub-accounts referred to as Investment Accounts. Each Investment Account invests exclusively in shares of one of the Funds. Premiums may be allocated to one or more Investment Accounts available under a Contract. AUL may in the future establish additional Investment Accounts of the Variable Account, which may invest in other securities, mutual funds, or investment vehicles.

     The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Variable Account or of AUL.

THE FUNDS


Each of the Funds is a diversified, open-end management investment company commonly referred to as a mutual fund, or a portfolio thereof. Each of the Funds is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies or practices of the Fund. Each Fund has its own investment objective or objectives and policies. The shares of a Fund are purchased by AUL for the corresponding Investment Account at the Fund's net asset value per share, i.e., without any sales load. All dividends and capital gain distributions received from a Fund are automatically reinvested in such Fund at net asset value, unless otherwise instructed by AUL. AUL has entered into agreements with the Distributors/Advisers of American Century Variable Portfolios, Inc., Calvert Variable Series, Inc., Fidelity Investments, INVESCO Funds Group, Inc., Janus Capital Corporation, Pilgrim Baxter & Associates, SAFECO Asset Management Company, T. Rowe Price Equity Series, Inc. and T. Rowe Price Fixed Income Series, Inc., under which AUL has agreed to render certain services and to provide information about these funds to its Contract Owners and/or

Participants who invest in these funds. Under these agreements and for providing these services, AUL receives compensation from the Distributor/Advisor of these funds, ranging from zero basis points until a certain level of Fund assets have been purchased to 25 basis points based on an annual service fee of average daily market value of shares owned by the Separate Account.

     The investment advisers of the Funds are identified in the Summary. All of the investment advisers are registered with the SEC as investment advisers. The Funds offer their shares as investment vehicles to support variable annuity contracts. The advisers or distributors to certain of the Funds may advise and distribute other investment companies that offer their shares directly to the public, some of which have names similar to the names of the Funds in which the Investment Accounts invest. These investment companies offered to the public should not be confused with the Funds in which the Investment Accounts invest. The Funds are described in their prospectuses, which accompany this prospectus.

     A summary of the investment objective or objectives of each Fund is provided below. There can be no assurance that any Fund will achieve its objective or objectives. More detailed information is contained in the Prospectus for the Funds, including information on the risks associated with the investments and investment techniques of each Fund.

AUL AMERICAN SERIES FUND, INC.

AUL AMERICAN EQUITY PORTFOLIO

     The primary investment objective of the AUL American Equity Portfolio is long-term capital appreciation. The Fund seeks current investment income as a secondary objective. The Fund attempts to achieve these objectives by investing primarily in equity securities selected on the basis of fundamental investment research for their long-term growth prospects.

AUL AMERICAN BOND PORTFOLIO

     The primary investment objective of the AUL American Bond Portfolio is to provide a high level of income consistent with prudent investment risk. As a secondary objective, the Fund seeks to provide capital appreciation to the extent consistent with the primary objective. The Fund attempts to achieve these objectives by investing primarily in corporate bonds and other debt securities.

AUL AMERICAN MANAGED PORTFOLIO

     The investment objective of the AUL American Managed Portfolio is to provide a high total return consistent with prudent investment risk. The Fund attempts to achieve this objective through a fully managed investment policy utilizing publicly traded common stock, debt securities (including convertible debentures), and money market securities.

AUL AMERICAN MONEY MARKET PORTFOLIO

     The investment objective of the AUL American Money Market Portfolio is to provide a high level of current income while preserving assets and maintaining liquidity and investment quality. The Fund attempts to achieve this objective by investing in short-term money market instruments that are of the highest quality.

FOR ADDITIONAL INFORMATION CONCERNING AUL AMERICAN SERIES FUND, INC. AND ITS PORTFOLIOS, PLEASE SEE THE AUL AMERICAN SERIES FUND, INC. PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

ALGER AMERICAN FUND

ALGER AMERICAN GROWTH PORTFOLIO

     The Alger American Growth Portfolio seeks long term capital appreciation. It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Portfolio invests primarily in the equity securities of large companies. The Portfolio considers a large company to have a market capitalization of $1 billion or greater.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

     The Alger American Small Capitalization Portfolio seeks long-term capital appreciation. It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index or the S&P SmallCap 600 Index.

FOR  ADDITIONAL   INFORMATION   CONCERNING  THE  ALGER  AMERICAN  FUND  AND  ITS
PORTFOLIOS, PLEASE SEE THE ALGER AMERICAN FUND PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

AMERICAN CENTURY VP INCOME & GROWTH PORTFOLIO

     The American Century VP Income & Growth Portfolio seeks dividend growth, current income and capital appreciation by investing in a diversified portfolio of U.S. stocks. The fund employs a quantitative management approach, selecting from a universe of the 1,500 largest publicly traded stocks, with the goal of producing a total return that exceeds its benchmark, the S&P 500, without taking on significant additional risk. The fund's management team also targets a dividend yield that is higher than the yield of the S&P 500.

AMERICAN CENTURY VP INTERNATIONAL PORTFOLIO

     The American Century VP International Portfolio seeks to achieve its investment objective of capital growth by investing primarily in securities of foreign companies that meet certain fundamental and technical standards of selection and have, in the opinion of the investment manager, potential for appreciation. The Fund will invest primarily in common stocks of companies located in developed markets. Investment in securities of foreign issuers typically involves greater risks than investment in domestic securities, including currency fluctuations and political instability.

FOR ADDITIONAL INFORMATION CONCERNING AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. AND ITS PORTFOLIOS, PLEASE SEE THE AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

CALVERT VARIABLE SERIES, INC.

CALVERT SOCIAL MID CAP GROWTH PORTFOLIO

     The  Calvert  Social Mid Cap  Growth  Portfolio  is a socially  responsible growth Portfolio that seeks long-term capital appreciation by investing primarily in a nondiversified portfolio of the equity securities of mid-sized companies that are undervalued but demonstrate a potential for growth. Investments are selected on the basis of their ability to contribute to the dual objectives of their financial soundness and social criteria. Although the Porfolio's social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies, the Advisor believes there are sufficient investment opportunities to permit full investment among issuers which satisfy the Portfolio's investment and social objectives.

FOR ADDITIONAL INFORMATION CONCERNING CALVERT VARIABLE SERIES, INC., AND THE CALVERT SOCIAL MID CAP GROWTH PORTFOLIO, PLEASE SEE THE CALVERT VARIABLE SERIES, INC. PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

VIP EQUITY-INCOME PORTFOLIO

     The VIP Equity-Income Portfolio seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P
500. Fidelity Management & Research Company (FMR) normally invests at least 65% of the fund's total assets in income-producing equity securities. FMR may also invest the fund's assets in other types of equity securities and debt securities, including lower-quality debt securities. The Adviser may also invest in securities of foreign issuers in addition to securities of domestic issuers.

VIP GROWTH PORTFOLIO

     The VIP Growth Portfolio seeks to achieve capital appreciation. FMR invests the fund's assets in companies that it believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

VIP HIGH INCOME PORTFOLIO

     The VIP High Income Portfolio seeks a high level of current income while also considering growth of capital. FMR normally invests at least 65% of the fund's total assets in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities. Many lower-quality debt securities are subject to legal or contractual restrictions limiting FMR's ability to resell the securities to the general public. FMR may also invest the fund's assets in non-income producing securities, including defaulted securities and common stocks. FMR intends to limit common stocks to 10% of the fund's total assets. FMR may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganization or financial restructurings.

VIP OVERSEAS PORTFOLIO

     The VIP Overseas Portfolio seeks long-term growth of capital. FMR normally invests at least 65% of the fund's total assets in foreign securities. FMR normally invests the fund's assets primarily in stocks. FMR normally diversifies the fund's investments across different countries and regions. In allocating the fund's investments across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

VIP II ASSET MANAGER PORTFOLIO

     The VIP II Asset Manager Portfolio seeks to obtain high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term instruments. FMR allocates the fund's assets among the following classes, or types, of investments. The stock class includes equity securities of all types. The bond class includes all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year. The short-term/money market class includes all types of short-term and money market instruments.

VIP II CONTRAFUND(R) PORTFOLIO

     The VIP II Contrafund(R) Portfolio seeks long-term capital appreciation. FMR normally invests the fund's assets primarily in common stocks. FMR invests the fund's assets in securities of companies whose value FMR believes is not fully recognized by the public. The types of companies in which the fund may invest include companies experiencing positive fundamental change such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.

VIP II INDEX 500 PORTFOLIO

     The VIP II Index 500 Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500. Banker's Trust invests at least 80% of assets in common stocks included in the S&P 500.

FOR ADDITIONAL INFORMATION CONCERNING FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND ("VIP") AND VARIABLE INSURANCE PRODUCTS FUND II ("VIP II") AND THEIR PORTFOLIOS, PLEASE SEE THE VIP AND VIP II PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


INVESCO VARIABLE INVESTMENT FUNDS, INC.

INVESCO VIF-DYNAMICS FUND

     The Fund seeks to make an investment grow. This Fund invests primarily in common stocks of mid-sized companies -- those with market capitalizations between $2 billion and $15 billion at the time of purchase-- but also has the flexibility to invest in other types of securities including preferred stocks, convertible securities and bonds. The core of the Fund's portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions and other factors that INVESCO believes will lead to rapid sales or earnings growth. The Fund's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities and general market and monetary conditions. Consequently, the Fund's investments are usually bought and sold relatively quickly.

INVESCO VIF-FINANCIAL SERVICES FUND

     The Fund seeks to make an investment grow. The Fund invests primarily in the equity securities of companies involved in the financial services sector. These companies include, among others, banks (regional and money-centers), insurance companies (life, property and casualty, and multi-line), and investment and miscellaneous industries (asset managers, brokerage firms, and government-sponsored agencies).

INVESCO VIF-HEALTH SCIENCES FUND

     The Fund seeks to make an investment grow. The Fund invests primarily in the equity securities of companies that develop, produce or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, health care facilities, and applied research and development of new products or services.

INVESCO VIF-HIGH YIELD FUND

     The Fund seeks to provide a high level of current income through investments in debt securities. It also seeks capital appreciation. The Fund invests in bonds and other debt securities, as well as in preferred stocks. The Fund invests primarily in a diversified portfolio of high yield corporate bonds rated below investment grade, commonly known as "junk bonds," and preferred stock with medium to lower credit ratings. The rest of the Fund's assets are invested in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, bank CDs, corporate short-term notes and municipal obligations.

INVESCO VIF-REAL ESTATE OPPORTUNITY FUND

     The Fund seeks to make an investment grow. It also seeks to earn current income. The Fund is aggressively managed. The Fund invests primarily in equity securities that INVESCO believes will rise in price faster than other securities, as well as in options and other instruments whose values are based upon the values of equity securities. The Fund invests primarily in equity securities of companies doing business in the real estate industry, including real estate investment trusts ("REITS"), which invest in real estate or interests in real estate. The companies in which the Fund invests may also include real estate brokers, home builders or real estate developers, companies with substantial real estate holdings, and companies with significant involvement in the real estate industry or other real estate-related companies.

INVESCO VIF-UTILITIES FUND

     The Fund seeks to make an investment grow. It also seeks current income. The Fund is aggressively managed. The Fund invests primarily in equity securities that INVESCO believes will rise in price faster than other securities, as well as in options and other instruments whose values are based upon the values of equity securities. The Fund invests primarily in equity securities of companies that produce, generate, transmit or distribute natural gas or electricity, as well as in companies that provide telecommunications services, including local, long distance and wireless, and excluding broadcasting.

FOR ADDITIONAL INFORMATION CONCERNING INVESCO VARIABLE INVESTMENT FUNDS, INC. AND ITS PORTFOLIOS, PLEASE SEE THE VIF PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


JANUS ASPEN SERIES

FLEXIBLE INCOME PORTFOLIO

     The Flexible  Income  Portfolio is a  diversified  portfolio  that seeks to maximize total return from a combination of income and capital appreciation by investing primarily in income-producing securities. This Portfolio may have substantial holdings of lower rated debt securities or "junk" bonds.

WORLDWIDE GROWTH PORTFOLIO

     The Worldwide Growth Portfolio is a diversified portfolio that seeks long-term growth of capital by investing primarily in common stocks of foreign and domestic issuers.

FOR  ADDITIONAL   INFORMATION   CONCERNING  JANUS  ASPEN  SERIES  FUND  AND  ITS
PORTFOLIOS, PLEASE SEE THE JANUS ASPEN SERIES FUND PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


PBHG INSURANCE SERIES FUND, INC.

PBHG GROWTH II PORTFOLIO

     The investment objective of the PBHG Growth II Portfolio is capital appreciation. The Portfolio will normally invest in growth securities of small and medium-sized companies with market capitalizations or annual revenues between $500 million and $10 billion. The growth securities in the Portfolio are primarily common stocks that the Adviser believes have strong business momentum, earnings growth and capital appreciation potential. The PBHG Growth II Portfolio is managed by Jeffrey A. Wrona, CFA, who is responsible for managing other mid-cap institutional accounts and the PBHG Technology & Communications Fund of The PBHG Funds, Inc.

PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO

     The primary objective of the PBHG Technology & Communications Portfolio is long-term growth of capital. Current income is incidental to the Portfolio's objective. The Portfolio will normally invest in common stocks of companies doing business in the technology and communications sectors of the market. The Portfolio will invest 25% or more of its total assets in the groups of industries within these sectors, which may include computer software and hardware, network and cable broadcasting, semiconductors, defense and data storage and retrieval and biotechnology. The Portfolio is managed by Jeffrey A. Wrona, CFA, who also manages the PBHG Technology & Communications Fund of The PBHG Funds, Inc.

FOR MORE COMPLETE INFORMATION, INCLUDING INFORMATION ON CHARGES AND EXPENSES, CONCERNING THE PBHG INSURANCE SERIES FUND, INC., PLEASE CALL (800) 433-0051 OR WRITE THE PBHG INSURANCE SERIES FUND FOR A PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

SAFECO RESOURCE SERIES TRUST

RST EQUITY PORTFOLIO

     The RST Equity Portfolio has as its investment objective to seek long-term capital and reasonable current income. The RST Equity Portfolio typically invests in common stocks of large established companies that are proven performers.

RST GROWTH OPPORTUNITIES PORTFOLIO

     The RST Growth Opportunities Portfolio has as its investment objective to seek growth of capital and the increased income that ordinarily follows from such growth. The RST Growth Opportunities Portfolio invests most of its assets in common stocks selected primarily for potential growth at a reasonable price.

FOR ADDITIONAL INFORMATION CONCERNING SAFECO RESOURCE SERIES TRUST AND ITS PORTFOLIOS, PLEASE SEE THE SAFECO RESOURCE SERIES TRUST PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

T. ROWE PRICE EQUITY SERIES, INC.

T. ROWE PRICE EQUITY INCOME PORTFOLIO

     The T. Rowe Price Equity Income Portfolio seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

     The T. Rowe Price Mid-Cap Growth Portfolio seeks long- term growth of capital by investing in mid-cap stocks with potential for above-average earnings growth.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. ROWE PRICE LIMITED-TERM BOND PORTFOLIO

     The T. Rowe Price Limited-Term Bond Portfolio seeks a high level of income consistent with moderate fluctuations in principal value. The Portfolio invests primarily in investment grade short- and intermediate-term bonds. While there are no maturity limitations on individual securities purchased, the portfolio's dollar-weighted average effective maturity will not exceed five years.

FOR ADDITIONAL INFORMATION CONCERNING T. ROWE PRICE EQUITY SERIES, INC. AND T. ROWE PRICE FIXED INCOME SERIES, INC. AND THEIR PORTFOLIOS, PLEASE SEE THE T. ROWE PRICE EQUITY SERIES, INC. AND THE T. ROWE PRICE FIXED INCOME SERIES, INC. PROSPECTUSES, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

                                 THE CONTRACTS

GENERAL

     The Contracts are offered for use in connection with non-tax qualified retirement plans by an individual. The Contracts are also eligible for use in connection with certain tax qualified retirement plans that meet the requirements of Sections 401, 403(b), 408 or 408A of the Internal Revenue Code. Certain Federal tax advantages are currently available to retirement plans that qualify as (1) self-employed individuals' retirement plans under Section 401, such as HR-10 Plans, (2) pension or profit-sharing plans established by an employer for the benefit of its employees under Section 401, (3) Section 403(b) annuity purchase plans for employees of public schools or a charitable, educational, or scientific organization described under Section 501(c)(3), and
(4) individual retirement accounts or annuities, including those established by an employer as a simplified employee pension plan or SIMPLE IRA plan under
Section 408, Roth IRA plan under Section 408A or (5) deferred compensation plans for employees established by a unit of a state or local government or by a tax-exempt organization under Section 457.


           PREMIUMS AND ACCOUNT VALUES DURING THE ACCUMULATION PERIOD

APPLICATION FOR A CONTRACT

     Any person or, in the case of Qualified Plans, any qualified organization, wishing to purchase a Contract must submit an application and an initial premium to AUL, and provide any other form or information that AUL may require. AUL reserves the right to reject an application or premium for any reason, subject to AUL's underwriting standards and guidelines.

PREMIUMS UNDER THE CONTRACTS

     Premiums under Flexible Premium Contracts may be made at any time during the Contract Owner's life and before the Contract's Annuity Date. Premiums for Flexible Premium Contracts may vary in amount and frequency but each premium payment must be at least $50 if paying premiums through monthly APP (Automatic Premium Payment). Otherwise, the minimum is $1,000. Premiums may not total more than $1 million in each of the first two contract years. In subsequent Contract Years, premiums may not exceed $15,000 for non-Qualified contracts or $30,000 for Qualified contracts, unless otherwise agreed to by AUL.

     For One Year Flexible Premium Contracts, premiums may vary in amount and frequency except that additional premiums will only be accepted during the first Contract Year. Each such premium payment must be at least $1,000; premiums must total at least $5,000 in the first Contract Year for non-qualified plans and $2,000 in the first Contract Year for qualified plans, and all premiums combined may not exceed $1,000,000 unless otherwise agreed to by AUL.

     If the minimum premium amounts under Flexible Premium or One Year Flexible Premium Contracts are not met, AUL may, after 60 days notice, terminate the Contract and pay an amount equal to the Account Value as of the close of business on the effective date of termination. AUL may change the minimum premiums permitted under a Contract, and may waive any minimum required premium at its discretion.

     Annual premiums under any Contract purchased in connection with a Qualified Plan will be subject to maximum limits imposed by the Internal Revenue Code and possibly by the terms of the Qualified Plan. See the Statement of Additional Information for a discussion of these limits or consult the pertinent Qualified Plan document. Such limits may change without notice.

     Initial premiums must be credited to a Contract no later than the end of the second Business Day after it is received by AUL at its Home Office if it is preceded or accompanied by a completed application that contains all the information necessary for issuing the Contract and properly crediting the premium. If AUL does not receive a complete application, AUL will notify the applicant that AUL does not have the necessary information to issue a Contract. If the necessary information is not provided to AUL within five Business Days after the Business Day on which AUL first receives an initial premium or if AUL determines it cannot otherwise issue a Contract, AUL will return the initial premium to the applicant, unless consent is received to retain the initial premium until the application is made complete.

Subsequent premiums (other than initial premiums) are credited as of the end of the Valuation Period in which they are received by AUL at its Home Office.

RIGHT TO EXAMINE PERIOD

     The Owner has the right to return the Contract for any reason within the Right to Examine Period which is a ten day period beginning when the Owner receives the Contract. If a particular state requires a longer Right to Examine Period, then eligible Owners in that state will be allowed the longer statutory period in which to return the Contract. The returned Contract will be deemed void and AUL will refund the Account Value as of the end of the Valuation Period in which AUL receives the Contract plus any amounts deducted for premium taxes and contract expenses. The Contract Owner bears the investment risk during the period prior to the Company's receipt of request for cancellation. AUL will refund the premium paid in those states where required by law and for individual retirement annuities (if returned within seven days of receipt).

ALLOCATION OF PREMIUMS

     In the Policy application, the Owner specifies the percentage of a Premium to be allocated to the investment accounts and to the Fixed Account(s). The sum of the allocations must equal 100%, with at least 1% of each Premium payment allocated to each account selected. All Premium allocations must be in whole percentages. AUL reserves the right to limit the number of Investment Accounts to which premiums may be allocated. The Owner can change the allocation percentages at any time, subject to these rules, by sending Proper Notice to the Home Office, or by telephone if written authorization is on file with us. The change will apply to the premium payments received with or after receipt of the notice.

     The initial Premium generally is allocated to the available Fixed Account(s) and the Investment Accounts in accordance with the allocation instructions on the date we receive the premium at our Home Office. Subsequent premiums are allocated as of the end of the Valuation Period during which we receive the premium at our Home Office.

     In those states that require the refund of the greater of premiums paid or Account Value, we generally allocate all premiums received to our General
Account  prior to the end of the  "right  to  examine"  period.  We will  credit interest daily on Premiums so allocated. However, we reserve the right to allocate premiums to the available Fixed Account(s) and the Investment Accounts of the Separate Account in accordance with the allocation instructions prior to the expiration of the "right to examine" period. At the end of the Right to Examine period, we transfer the Net Premium and interest to the Fixed Account(s) and the Investment Accounts based on the percentages selected in the application. For purposes of determining the end of the right to examine period, solely as it applies to this transfer, we assume that receipt of this Policy occurs 5 calendar days after the Contract Date.

TRANSFERS OF ACCOUNT VALUE

     All or part of an Owner's Account Value may be transferred among the Investment Accounts of the Variable Account or to the Fixed Account at any time during the Accumulation Period upon receipt of Proper Notice by AUL at its Home Office. The minimum amount that may be transferred from any one Investment Account is $500 or, if less than $500, the Owner's remaining Account Value in the Investment Account, provided however, that amounts transferred from the Fixed Account to an Investment Account during any given Contract Year cannot exceed 20% of the Owner's Non-MVA Fixed Account Value as of the beginning of that Contract Year. If, after any transfer, the Owner's remaining Account Value in an Investment Account or in the Fixed Account would be less than $500, then such request will be treated as a request for a transfer of the entire Account Value. Currently, there are no limitations on the number of transfers between Investment Accounts available under a Contract or the Fixed Account. In addition, no charges are currently imposed upon transfers. AUL reserves the right, however, at a future date, to change the limitation on the minimum transfer, to assess transfer charges, to change the limit on remaining balances, to limit the number and frequency of transfers, and to suspend any transfer privileges. If we determine that the transfers made by or on behalf of one or more Owners are to the disadvantage of other Owners, we may restrict the rights of certain Owners. We also reserve the right to limit the size of transfers and remaining balances, to limit the number and frequency of transfers, and to discontinue telephone, interactive voice response or internet based transfers. Any transfer from an Investment Account of the Variable Account shall be effected as of the end of the Valuation Date in which AUL receives the request in proper form. AUL has established procedures to confirm that instructions communicated by telephone or via the internet are genuine, which include the use of personal identification numbers and recorded telephone calls. Neither AUL nor its agents will be liable for acting upon instructions believed by AUL or its agents to be genuine, provided AUL has complied with its procedures.

     Part of a Contract Owner's Fixed Account Value may be transferred to one or more Investment Accounts of the Variable Account during the Accumulation Period subject to certain limitations as described in "The Fixed Account(s)."

DOLLAR COST AVERAGING PROGRAM

     Owners who wish to purchase units of an Investment Account over a period of time may do so through the Dollar Cost Averaging ("DCA") Program. The theory of dollar cost averaging is that greater numbers of Accumulation Units are purchased at times when the unit prices are relatively low than are purchased when the prices are higher. This has the effect, when purchases are made at different prices, of reducing the aggregate average cost per Accumulation Unit to less than the average of the Accumulation Unit prices on the same purchase dates. However, participation in the Dollar Cost Averaging Program does not assure a Contract Owner of greater profits from the purchases under the Program, nor will it prevent or necessarily alleviate losses in a declining market.

     For example, assume that a Contract Owner requests that $1,000 per month be transferred from the Money Market Investment Account to the AUL American Equity Investment Account. The following table illustrates the effect of dollar cost averaging over a six month period.


                    Transfer          Unit            Units
      Month          Amount           Value         Purchased
      -----          ------           -----         ---------

        1            $1,000            $20             50
        2            $1,000            $25             40
        3            $1,000            $30             33.333
        4            $1,000            $40             25
        5            $1,000            $35             28.571
        6            $1,000            $30             33.333

The average price per unit for these purchases is the sum of the prices ($180) divided by the number of monthly transfers (6) or $30. The average cost per Accumulation Unit for these purchases is the total amount transferred ($6,000) divided by the total number of Accumulation Units purchased (210.237) or $28.54. THIS TABLE IS FOR ILLUSTRATIVE PURPOSES ONLY AND IS NOT REPRESENTATIVE OF FUTURE RESULTS.


     There is currently no fee for the DCA Program. Transfers under the DCA Program will count toward the twelve free transfers granted to each contract per year.



Initial Dollar Cost Averaging Program

     Under the Initial DCA Program, the Owner selects either a six month Initial DCA Program or a twelve month Initial

DCA Program. Once the first premium is deposited into the Enhanced Averaging Fixed Account, AUL will transfer out an amount each month that ensures that the entire balance of the Enhanced Averaging Fixed Account will be transferred within a six month or twelve month period based on the Owners election at issue. The unit values are determined on the dates of the transfers. To participate in the Program, AUL requires a minimum deposit of $10,000 into the Enhanced Averaging Fixed Account.

     Transfers to any of the Fixed Account(s) are not permitted under the Initial Dollar Cost Averaging Program. AUL offers the Initial Dollar Cost Averaging Program to Contract Owners at no charge, and the Company reserves the right to terminate, change or temporarily discontinue the Program at any time. Contract Owners may accelerate transfers into one or more Investment Accounts or discontinue participation in the Program at any time by providing Proper Notice to AUL. AUL must receive Proper Notice of such a change at least five days before a previously scheduled transfer is to occur.

     Contract Owners may only elect to participate in the Initial DCA Program by requesting it at issue. The Program will take effect on the first monthly transfer date following the premium receipt by AUL at its Home Office. The initial transfer will occur 30 days after the expiration of the "Right to Examine" period. Subsequent transfers will occur at 30 day intervals after the date of the initial transfer. Transfers will be performed on such day, provided that such day is a Valuation Date. If the date is not a Valuation Date, then the transfer will be made on the next Valuation Date.


Ongoing Dollar Cost Averaging Program

     Under the Ongoing DCA Program, the owner deposits premiums into the AUL American Money Market Investment Account and then authorizes AUL to transfer a specific dollar amount from the Money Market Investment Account into one or more other Investment Accounts at the unit values determined on the dates of the transfers. This may be done monthly, quarterly, semi-annually, or annually. These transfers will continue automatically until AUL receives notice to discontinue the Program, or until there is not enough money in the Money Market Investment Account to continue the Program, whichever occurs first.

     Currently, the minimum required amount of each transfer is $500, although AUL reserves the right to change this minimum transfer amount in the future. Transfers to any of the Fixed Accounts are not permitted under the Ongoing DCA Program. At least ten days advance written notice to AUL is required before the date of the first proposed transfer under the Ongoing DCA Program. AUL offers the Ongoing Dollar Cost Averaging Program to Contract Owners at no charge and the Company reserves the right to temporarily discontinue, terminate, or change the Program at any time. Contract Owners may change the frequency of scheduled transfers, or may increase or decrease the amount of scheduled transfers, or may discontinue participation in the Program at any time by providing written notice to AUL, provided that AUL must receive written notice of such a change at least five days before a previously scheduled transfer is to occur.

     Contract Owners may initially elect to participate in the Ongoing DCA Program, and if this election is made at the time the Contract is applied for, the Program will take effect on the first monthly, quarterly, semi-annual, or annual transfer date following the premium receipt by AUL at its Home Office. The Contract Owner may select the particular date of the month, quarter, or year that the transfers are to be made and such transfers will automatically be performed on such date, provided that such date selected is a day that AUL is open for business and provided further that such date is a Valuation Date. If the date selected is not a Business Day or is not a Valuation Date, then the transfer will be made on the next succeeding Valuation Date.

PORTFOLIO REBALANCING PROGRAM

     You may elect to automatically adjust your Investment Account balances to be consistent with the allocation most recently requested. This will be done on a monthly, quarterly or annual basis from the date on which the Portfolio Rebalancing Program commences. The redistribution will not count toward the 12 free transfers permitted each Policy year. If the Dollar Cost Averaging program has been elected, the Portfolio Rebalancing Program will not commence until the date following the termination of the Dollar Cost Averaging Program.

     You may elect this plan at any time. Portfolio rebalancing will terminate when you request any transfer or the day we receive Proper Notice instructing us to cancel the Portfolio Rebalancing Program. We do not currently charge for this program. We reserve the right to alter the terms or suspend or eliminate the availability of portfolio rebalancing at any time.

BONUS PROGRAMS

     AUL may offer, under certain circumstances, potential customers the opportunity to exchange their non-AUL contracts for contracts offered herein with an additional bonus-up of qualifying first year premium ("Exchange Offer"). AUL, from its general account, will provide a 4% bonus to each new contractholder who accepts the offer, which is based on the value of the contract surrendered (the "Exchanged Contract") in exchange for the AUL contract (the "New Contract"). The Bonus will be applied to the New Contract after the expiration of the Right to Examine Period. (For purposes of determining the end of the Right to Examine Period, solely as it relates to the application of the Bonus, we assume that receipt of this policy occurs five calendar days after the contract date. See "Right to Examine Period.")

     After expiration of the New Contract's Right to Examine Period, withdrawals will be governed by the terms of the New Contract for purposes of calculating any contingent deferred sales charges ("Withdrawal Charges"; see

"Withdrawal Charge"). The Exchange Offer will be communicated to potential clients by providing them with a prospectus for the New Contracts and the SelectPoint Bonus Program disclosure form.

     This Exchange Offer is not available to current AUL customers desiring to exchange their current AUL contracts for a new AUL contract with a bonus-up of Account Value. Furthermore, the Exchange Offer may only be available with certain plans. For example, the Enhanced Averaging Fixed Account is not available to contracts purchased through the Exchange Offer. The Guaranteed Minimum Annuitization Benefit is likewise unavailable.

     The Exchange Offer may be available to customers, both current and potential, paying cash rather than exchanging account value into the New Contract.

     Potential customers should be advised that the Exchange Offer is specifically designed for those customers who intend to continue to hold their contracts as long-term investment vehicles. The Exchange Offer is not intended for all potential customers and is especially not appropriate for any customer who anticipates surrendering all or a significant part (i.e., more than the 12% Free Withdrawal Amount on an annual basis) of his or her contract before the expiration of the ten year withdrawal period. The Exchange Offer will result in the imposition of a new Withdrawal Charge period regardless of the customer's current withdrawal charge period of the Exchanged Contract.

     If a contract is surrendered during the new Withdrawal Charge period, the 4% bonus may be more than offset by the Withdrawal Charge; and a potential customer may be worse off than if he had not made the exchange. The potential customer should also compare the Mortality and Expense Risk charges, and other charges, of the Exchanged Contract and the New Contract to be certain that the New Contract does not deduct higher charges, thus offsetting the benefit of the bonus paid.

     The Exchange Program bonus will only apply to qualifying first year premium. Initial deposits of $10,000 or more will qualify for a bonus. Any initial deposit of less than $10,000 will not be eligible for a bonus; however, initial deposits of less than $10,000 will be aggregated with subsequent deposits of premium in the first Contract Year and AUL will pay a bonus on the aggregated amount at the end of the first Contract Year provided such aggregation totals $10,000 by the end of the first Contract Year.

     To  accept  the  Exchange  Offer,   the  potential  client  must  sign  the
"SelectPoint Plus Bonus Program" disclosure form in addition to any customary applications and paperwork.

     AUL reserves the right to withdraw or modify the Exchange Offer at any time.

CONTRACT OWNER'S VARIABLE ACCOUNT VALUE

ACCUMULATION UNITS

     Premiums allocated to the Investment Accounts available under a Contract are credited to the Contract in the form of Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Investment Account by the Accumulation Unit value for the particular Investment Account as of the end of the Valuation Period in which the premium is credited. The number of Accumulation Units so credited to the Contract shall not be changed by a subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Investment Account and charges against the Investment Account.

Accumulation Unit Value

     AUL determines the Accumulation Unit value for each Investment Account of the Variable Account on each Valuation Date. The Accumulation Unit value for each Investment Account was initially set at one dollar $1 for the Money Market Investment Account and $5 for all other Investment Accounts. Subsequently, on each Valuation Date, the Accumulation Unit value for each Investment Account is determined by multiplying the Net Investment Factor determined as of the end of the Valuation Date for the particular Investment Account by the Accumulation Unit value for the Investment Account as of the immediately preceding Valuation Period. The Accumulation Unit value for each Investment Account may increase, decrease, or remain the same from Valuation Period to Valuation Period in accordance with the Net Investment Factor.

Net Investment Factor

     The Net Investment Factor is used to measure the investment performance of an Investment Account from one Valuation Period to the next. For any Investment Account for a Valuation Period, the Net Investment Factor is determined by dividing (a) by (b) where:

     (a)  is equal to:


          (1) the net asset value per share of the Fund in which the Investment Account invests, determined as of the end of the Valuation Period, plus

         (2) the per share amount of any dividend or other distribution, if any, paid by the Fund during the Valuation Period, plus or minus

          (3) a credit or charge with respect to taxes if any, paid or reserved for AUL during the Valuation Period that are determined by AUL to be attributable to the operation of the Investment Account (although no Federal income taxes are applicable under present law and no such charge is currently assessed);

     (b) is the net asset value per share of the Fund determined as of the end of the preceding Valuation Period.

                             CHARGES AND DEDUCTIONS
Premium Tax Charge

     Various states and municipalities impose a tax on premiums received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, the insurance tax laws, and AUL's status in a particular state. AUL assesses a premium tax charge to reimburse itself for premium taxes that it incurs. This charge will be deducted as premium taxes are incurred by AUL, which is usually when an annuity is effected. Premium tax rates currently range from 0% to 3.5%, but are subject to change.

Withdrawal Charge

     No deduction for sales charges is made from premiums for a Contract. However, if a cash withdrawal is made or the Contract is surrendered by the Owner, then depending on the type of Contract, a withdrawal charge (which may also be referred to as a contingent deferred sales charge), may be assessed by AUL on the amount withdrawn if the Contract is within the withdrawal charge period. The withdrawal charge period varies depending upon whether the Contract is a Flexible Premium Contract or a One Year Flexible Premium Contract. An amount withdrawn during a Contract Year referred to as the Free Withdrawal Amount will not be subject to an otherwise applicable withdrawal charge. The Free Withdrawal Amount is 12% of Account Value at the beginning of the Contract Year in which the withdrawal is being made. Any transfer of Account Value from the non-MVA Fixed Account to the Variable Account will reduce the Free Withdrawal Amount by the amount transferred.

     The chart below illustrates the amount of the withdrawal charge that applies to the Contracts based on the number of years that the Contract has been in existence.

            Charge on Withdrawal Exceeding 12% Free Withdrawal Amount
            ---------------------------------------------------------
Contract Year             1      2        3        4        5        6       7        8        9    10     11 or more

Flexible Premium
  Contracts               10%    9%       8%       7%       6%       5%      4%       3%       2%   1%     0%
One Year Flexible
  Premium Contracts       7%     6%       5%       4%       3%       2%      1%       0%       0%   0%     0%


     In no event will the amount of any withdrawal charge, when added to any withdrawal charges previously assessed against any amount withdrawn from a Contract, exceed 8.5% of the total premiums paid on a Flexible Premium Contract or 8% of the total premiums paid on a One Year Flexible Premium Contract. In addition, no withdrawal charge will be imposed upon payment of Death Proceeds under the Contract.

     A withdrawal charge may be assessed upon annuitization of a Contract. No withdrawal charge will apply if a life annuity or survivorship annuity option is selected or if the Contract is in its fifth Contract Year or later and a fixed income option for a period of 10 or more years is chosen. Otherwise the withdrawal charge will apply. A withdrawal may result in taxable income to the Contract Owner.

     The withdrawal charge will be used to recover certain expenses relating to sales of the Contracts, including commissions paid to sales personnel and other promotional costs. AUL reserves the right to increase or decrease the withdrawal charge for any Contracts established on or after the effective date of the change, but the withdrawal charge will not exceed 8.5% of the total premiums paid on a Flexible Premium Contract or 8% of the total premiums paid on a One Year Flexible Premium Contract.

Mortality and Expense Risk Charge

     AUL deducts a monthly charge from the Variable Account Value pro rata based on your amounts in each account. Refer to the Expense Table for current charges. This amount is intended to compensate AUL for certain mortality and expense risks AUL assumes in offering and administering the Contracts and in operating the Variable Account.

     The expense risk is the risk that AUL's actual expenses in issuing and administering the Contracts and operating the Variable Account will be more than the charges assessed for such expenses. The mortality risk borne by AUL is the risk that the Annuitants, as a group, will live longer than the AUL actuarial tables predict. AUL may ultimately realize a profit from this charge to the extent it is not needed to address mortality and administrative expenses, but AUL may realize a loss to the extent the charge is not sufficient. AUL may use any profit derived from this charge for any lawful purpose, including any distribution expenses not covered by the withdrawal charge.

Annual Contract Fee

     AUL deducts an annual contract fee from each Owner's Account Value equal to the lesser of 2.0% of the Account Value or $30 a year. The fee is assessed every year on a Contract if the Contract is in effect on the Contract Anniversary, and is assessed only during the Accumulation Period. The Annual Contract Fee is waived on each Contract Anniversary when the Account Value, at the time the charge would otherwise have been imposed, exceeds $50,000. When a Contract Owner annuitizes or surrenders on any day other than a Contract Anniversary, a pro rata portion of the charge for that portion of the year will not be assessed. The charge is deducted proportionately from the Account Value allocated among the Investment Accounts and the Fixed Account(s). The purpose of this fee is to reimburse AUL for the expenses associated with administration of the Contracts and operation of the Variable Account. AUL does not expect to profit from this fee.

Rider Charges


     The addition of any riders will result in additional charges which will be deducted proportionately from the Account Value allocated among the Investment Account(s). Please see the Expense Table for a detail of rider charges. Riders available include the Enhanced Death Benefit Rider, the Guaranteed Minimum Annuitization Benefit Rider, and the Guaranteed Account Value Rider. For further information regarding these riders, please see "Optional Benefits."


Other Charges

     AUL may charge the Investment Accounts of the Variable Account for the federal, state, or local income taxes incurred by AUL that are attributable to the Variable Account and its Investment Accounts. No such charge is currently assessed.

Variations in Charges

     AUL may reduce or waive the amount of the withdrawal charge and annual contract fee for a Contract where the expenses associated with the sale of the Contract or the administrative costs associated with the Contract are reduced. For example, the withdrawal and/or annual contract fee may be reduced in connection with acquisition of the Contract in exchange for another annuity contract issued by AUL. AUL may also reduce or waive the withdrawal charge and annual contract fee on Contracts sold to the directors or employees of AUL or any of its affiliates or to directors or any employees of any of the Funds.

Guarantee of Certain Charges


     AUL guarantees that the mortality and expense risk charge shall not increase once a contract has been sold. AUL reserves the right to increase the mortality and expense risk charge on future contracts. AUL may increase the Annual Contract fee, but only to the extent necessary to recover the expenses associated with administration of the Contracts and operations of the Variable Account.


Expenses of the Funds

     Each Investment Account of the Variable Account purchases shares at the net asset value of the corresponding Fund. The net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Fund. The advisory fees and other expenses are not fixed or specified under the terms of the Contract and are described in the Funds' Prospectuses.


                                 DISTRIBUTIONS


Cash Withdrawals

     During the lifetime of the Annuitant, at any time before the Annuity Date and subject to the limitations under any applicable Qualified Plan and applicable law, a Contract may be surrendered or a partial withdrawal may be taken from a Contract. A surrender or withdrawal request will be effective as of the end of the Valuation Date that a Proper Notice is received by AUL at its Home Office. Generally, surrender or withdrawal requests will be paid within seven calendar days.

     If we receive proper notice of a full surrender request, we will pay the Owner's Net Cash Value as of the end of the Valuation Period.

     A partial withdrawal may be requested for a specified percentage or dollar amount of an Owner's Account Value. Upon payment, the Owner's Account Value will be reduced by an amount equal to the payment, plus any positive or negative market value adjustment on the amounts withdrawn from the MVA Fixed Accounts, and any applicable withdrawal charge. We reserve the right to treat requests for a partial withdrawal that would leave an Account Value of less than $5,000 as a request for a full surrender. AUL may change or waive this provision at its discretion. The minimum amount that may be withdrawn from a Contract Owner's Account Value is $200 for Flexible Premium Contracts and $500 for One Year Flexible Premium Contracts. In addition, Contracts issued in connection with certain retirement programs may be subject to constraints on withdrawals and full surrenders.

     The amount of a partial withdrawal will be taken from the Investment Accounts and the Fixed Account(s) as instructed. If the Owner does not specify, withdrawals will be made in proportion to the Owner's Account Value in the various Investment Accounts and the Fixed Account(s). A partial withdrawal will not be effected until Proper Notice is received by AUL at its Home Office.

     In addition to any withdrawal charges or applicable market value adjustments, a surrender or a partial withdrawal may be subject to a premium tax charge for any tax on premiums that may be imposed by various states and municipalities. See "Premium Tax Charge." A surrender or withdrawal may result in taxable income and in some cases a tax penalty. See "Tax Penalty for All Annuity Contracts" in the Statement of Additional Information. Owners of Contracts used in connection with a Qualified Plan should refer to the terms of the applicable Qualified Plan for any limitations or restrictions on cash withdrawals. The tax consequences of a surrender or withdrawal under the Contracts should be carefully considered. See "Federal Tax Matters."

Loan Privileges

     Loan privileges are only available on Contracts qualified under 403(b). Prior to the Annuitization Date, the Owner of a Contract qualified under 403(b) may receive a loan from the Account Value subject to the terms of the Contract, the specific 403(b) plan, and the Internal Revenue Code, which may impose restrictions on loans.

     Loans from a 403(b) qualified Contract are available beginning 30 days after the Issue Date. The Contract Owner may borrow a minimum of $1,000. Loans may only be secured by the Account Value. In non-ERISA plans, for Account Values up to $20,000, the maximum loan balance which may be outstanding at any time is 80% of the Account Value, but not more than $10,000. If the Account Value is $20,000 or more, the maximum loan balance which may be outstanding at any time is 40% of the Account Value, but not more than $50,000. For ERISA plans, the maximum loan balance which may be outstanding at any time is 50% of the Account Value, but not more than $50,000. The $50,000 limit will be reduced by the highest loan balances owed during the prior one-year period. Additional loans are subject to the contract minimum amount. The aggregate of all loans may not exceed the Account Value limitations stated above.

     All loans are made from the Loan Account. An amount equal to the principal amount of the loan will be transferred to the Loan Account. The Owner can specify the Investment Accounts from which collateral will be transferred. If no allocation is specified, collateral will be transferred from each Investment Account and from the Fixed Account(s) (subject to any applicable market value adjustment) in the same proportion that the Account Value in each Investment Account and the Fixed Account(s) bears to the total Account Value in those accounts on the date the loan is made.

     AUL will charge interest on any outstanding loan at an annual rate of 5%. Interest is due and payable on each Contract Anniversary while a loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the loan. Due and unpaid interest will be transferred each Contract Anniversary from each Investment Account and the Fixed Account(s) to the Loan Account in the same proportion that each Investment Account value and the Fixed Account(s) bears to the total unloaned Account Value. The amount we transfer will be the amount by which the interest due exceeds the interest which has been credited on the Loan Account.

     The Loan Account will be credited with interest daily at an effective annual rate of not less than 3.0%. Beginning in the eleventh Policy Year, the amount in the Loan Account securing the loan will be credited with interest at an effective annual rate in excess of the minimum guaranteed rate of 3.0%. Any interest credited in excess of the minimum guaranteed rate is not guaranteed.

     Loans must be repaid in substantially level payments, not less frequently than quarterly, within five years. Loans used to purchase the principal residence of the Contract Owner may be repaid within 15 years. Loan repayments will be processed in the same manner as a Premium Payment. A loan repayment must be clearly marked as "loan repayment" or it will be credited as a premium.

     If the Contract is surrendered while the loan is outstanding, the Cash Value will be reduced by the amount of the loan outstanding plus accrued interest. If the Contract Owner/Annuitant dies while the loan is outstanding, the Death Benefit will be reduced by the amount of the outstanding loan plus accrued interest. If annuity payments start while the loan is outstanding, the Account Value will be reduced by the amount of the outstanding loan plus accrued interest. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer as permitted in the Internal Revenue Code.

     If a loan payment is not made when due, interest will continue to accrue. If a loan payment is not made when due, the entire loan will be treated as a deemed Distribution, may be taxable to the borrower, and may be subject to a tax penalty. Interest which subsequently accrues on defaulted amounts may also be treated as additional deemed Distributions each year. Any defaulted amounts, plus accrued interest, will be deducted from the Contract when the participant becomes eligible for a Distribution of at least that amount, and this amount may again be treated as a Distribution where required by law. Additional loans may not be available while a previous loan remains in default.

     The Company reserves the right to modify the term or procedures if there is a change in applicable law. The Company also reserves the right to assess a loan processing fee.

     Loans may also be subject to additional limitations or restrictions under the terms of the employer's plan. Loans permitted under this Contract may still be taxable in whole or part if the participant has additional loans from other plans or contracts.

Death Proceeds Payment Provisions

     The value of the Death Proceeds will be determined as of the end of the Valuation Period in which due proof of death and instructions regarding payment are received by AUL at its Home Office.

     At the time of application, Contract Owners may select one of two death benefits available under the Contract as listed below (the enhanced death benefit option rider may not be available in all states at the time of application).

     If no selection is made at the time of application, the Death Benefit will be the Standard Contractual Death Benefit.

Standard Contractual Death Benefit

     The Death Proceeds under the Standard Contractual Death Benefit are equal to the greater of:

     1)   the Account Value less any outstanding loan and accrued interest

     2) the total of all Premiums paid less an adjustment for amounts previously surrendered and less any outstanding loan and accrued interest.

Enhanced One Year Step Up Death Benefit Rider

     The Death  Proceeds under the Enhanced One Year Step Up

Death Benefit Rider are equal to the greatest of:

     1)   the Account Value less any outstanding loan and accrued interest

     2) the total of all Premiums paid less an adjustment for amounts previously surrendered and less any outstanding loan and accrued interest

     3) the highest Account Value on any Contract Anniversary before the Annuitant's 86th birthday, less an adjustment for amounts previously surrendered, plus Premiums paid less any outstanding loan and accrued interest after the last Contract Anniversary

          After the Annuitant's 86th birthday, the Death Benefit will be equal to the highest Account Value just prior to the Annuitant's 86th birthday, less an adjustment for amounts previously surrendered, plus Premiums paid less any outstanding loan and accrued interest after the last Contract Anniversary.

Death of the Owner

     If the Contract Owner dies before the Annuity Date and the Beneficiary is not the Contract Owner's surviving spouse, the Death Proceeds will be paid to the Beneficiary. Such Death Proceeds will be paid in a lump-sum, unless the Beneficiary elects to have this value applied under a settlement option. The option also must have payments which are payable over the life of the Beneficiary or over a period which does not extend beyond the life expectancy of the Beneficiary. If the contract is non-qualified, the payments must begin within one year of the Contract Owner's death, or the entire amount must be distributed by the fifth anniversary of the Contract Owner's death. If the contract is an IRA or qualified retirement plan, the payments must begin by December 31 of the year after the Contract Owner's death, or the entire amount must be distributed by December 31 of the fifth year after the Contract Owner's death.

     If the Contract Owner dies before the Annuity Date and the Beneficiary is the Contract Owner's surviving spouse, the surviving spouse will become the new Contract Owner. The Contract will continue with its terms unchanged and the Contract Owner's spouse will assume all rights as Contract Owner. Within 120 days of the original Contract Owner's death, the Contract Owner's spouse may elect to receive the Death Proceeds or withdraw any of the Account Value without any early withdrawal charge. However, depending upon the circumstances, income tax and a tax penalty may be imposed upon such a withdrawal.

     Any amount payable under a Contract will not be less than the minimum required by the law of the state where the Contract is delivered.

Death of the Annuitant

     If the Annuitant dies before the Annuity Date and the Annuitant is not also the Contract Owner, then: (1) if the Contract Owner is not an individual, the Death Proceeds will be paid to the Contract Owner in a lump-sum; or (2) if the Contract Owner is an individual, a new Annuitant may be named and the Contract will continue. If a new Annuitant is not named within 120 days of the Annuitant's death, the Account Value, less any withdrawal charges, will be paid to the Contract Owner in a lump-sum.

     The death benefit will be paid to the Beneficiary or Contract Owner, as appropriate, in a single sum or under one of the Annuity Options, as directed by the Contract Owner or as elected by the Beneficiary. If the Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering payout options.

Payments from the Variable Account

     Payment of an amount from the Variable Account resulting from a surrender, partial withdrawal, transfer from an Owner's Account Value allocated to the Variable Account, or payment of the Death Proceeds, normally will be made within seven days from the date Proper Notice is received at AUL's Home Office. However, AUL can postpone the calculation or payment of such an amount to the extent permitted under applicable law, which is currently permissible for any period: (a) during which the New York Stock Exchange is closed other than customary weekend and holiday closings; (b) during which trading on the New York Stock Exchange is restricted, as determined by the SEC; (c) during which an emergency, as determined by the SEC, exists as a result of which (1) disposal of securities held by the Variable Account is not reasonably practicable, or (2) it is not reasonably practicable to determine the value of the assets of the Variable Account; or (d) for such other periods as the SEC may by order permit for the protection of investors. For information concerning payment of an amount from the Fixed Account(s), see "The Fixed Account(s)."

ANNUITY PERIOD

General

     On the Annuity Date, the adjusted value of the Owner's Account Value may be applied to provide an annuity option on a fixed or variable basis, or a combination thereof. No withdrawal charge will apply if a life annuity or survivorship annuity option is selected or if the Contract is in its fifth Contract Year or later and a fixed income option for a period of 10 or more years is chosen. Otherwise, Contract Proceeds are equal to the Account Value less any applicable early withdrawal penalty.

     The Annuity Date is the date chosen for annuity payments to begin. Such date will be the first day of a calendar month unless otherwise agreed upon by us. During the Accumulation Period, the Contract Owner may change the Annuity Date subject to approval by us.

     Annuitization is irrevocable once payments have begun, unless a variable payment annuity with no life contingency is selected.

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


     When you annuitize, you must choose:

     1.  An annuity payout option, and

     2. Either a fixed payment annuity, variable payment annuity, or any available combination.

     A Contract Owner may designate an Annuity Date, Annuity Option, contingent Annuitant, and Beneficiary on an Annuity Election Form that must be received by AUL at its Home Office prior to the Annuity Date. AUL may also require additional information before annuity payments commence. If the Contract Owner is an individual, the Annuitant may be changed at any time prior to the Annuity Date. The Annuitant must also be an individual and must be the Contract Owner, or someone chosen from among the Contract Owner's spouse, parents, brothers, sisters, and children. Any other choice requires AUL's consent. If the Contract Owner is not an individual, a change in the Annuitant will not be permitted without AUL's consent. The Beneficiary, if any, may be changed at any time and the Annuity Date and the Annuity Option may also be changed at any time prior to the Annuity Date. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the Qualified Plan for pertinent limitations regarding annuity dates and options.

Fixed Payment Annuity

     The payment amount under a Fixed Payment Annuity option will be determined by applying the selected portion of the Contract Proceeds to the Fixed Payment Annuity table then in effect, after deducting applicable premium taxes. The annuity payments are based upon annuity rates that vary with the Annuity Option selected and the age of the Annuitant, except that in the case of Option 1, Income for a Fixed Period, age is not a consideration. Payments under the Fixed Payment Annuity are guaranteed as to dollar amount for the duration of the Annuity Period.

Variable Payment Annuity

     The first payment amount under a Variable Payment Annuity option is set at the first valuation date after the Annuity Date by applying the selected portion of the Contract Proceeds to the Variable Payment Annuity table you select, after deducting applicable premium taxes. Payments under the Variable Payment Annuity option will vary depending on the performance of the underlying Investment Accounts. The dollar amount of each variable payment may be higher or lower than the previous payment.


     1. Annuity Units and Payment Amount - The dollar amount of the first payment is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each annuity payment. The number of Annuity Units established remains fixed during the annuity payment period. The dollar amount of subsequent annuity payments is determined by multiplying the fixed number of Annuity Units by the Annuity Unit Value for the Valuation Period in which the payment is due.

     2. Assumed Investment Rate - The Assumed Investment Rate (AIR) is the investment rate built into the Variable Payment Annuity table used to determine your first annuity payment. You may select an AIR from 3%, 4% or 5% when you annuitize. A higher AIR means you would receive a higher initial payment, but subsequent payments would rise more slowly or fall more rapidly. A lower AIR has the opposite effect. If actual investment experience equals the AIR you choose, annuity payments will remain level.

     3. Value of an Annuity Unit - The value of an Annuity Unit for an Investment Account for any subsequent Valuation Period is determined by multiplying the Annuity Unit Value for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Annuity Unit Value is being calculated, and multiplying the result by an interest factor to neutralize the AIR built into the Variable Payment Annuity table which you selected.

     4. Transfers - During the Annuity Period, transfers between Investment Accounts must be made in writing. We reserve the right to restrict transfers to no more frequently than once a year. Currently, there are no restrictions. Transfers will take place on the anniversary of the Annuity Date unless otherwise agreed to by us.

Payment Options

     All or any part of the proceeds paid at death or upon full surrender of this Contract may be paid in one sum or according to one of the following options:

     1.   Income  for  a  Fixed   Period.   Proceeds   are  payable  in  monthly
          installments for a specified number of years, not to exceed 20.

     2. Life Annuity. Proceeds are payable in monthly installments for as long as the payee lives. A number of payments can be guaranteed, such as 120, or the number of payments required to refund the proceeds applied.

     3. Survivorship Annuity. Proceeds are payable in monthly installments for as long as either the first payee or surviving payee lives.

     The Contract Proceeds may be paid in any other method or frequency of payment acceptable to us.

     Contract Proceeds payable in one sum will accumulate at interest from the date of death or surrender to the payment date at the rate of interest then paid by us or at the rate specified by statute, whichever is greater.

Selection of an Option

     Contract Owners should carefully review the Annuity Options with their financial or tax advisers. For Contracts used in connection with a Qualified Plan, the terms of the applicable Qualified Plan should be referenced for pertinent limitations respecting the form of annuity payments, the commencement of distributions, and other matters. For instance, annuity payments under a Qualified Plan generally must begin no later than April 1 of the calendar year following the calendar year in which the Contract Owner reaches age 70 1/2 if the Participant is no longer employed. For Option 1, Income for a

Fixed Period, the period elected for receipt of annuity payments under the terms of the Annuity Option generally may be no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2 and must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant.

                                THE FIXED ACCOUNT(S)

Summary of the Fixed Accounts

     Premiums designated to accumulate on a fixed basis may be allocated to one of several Fixed Accounts which are part of AUL's General Account. Either Market Value Adjusted (MVA) Fixed Account(s) or a Non-MVA fixed account will be available under the contract. The MVA and Non-MVA Fixed Account(s) may not be available in all states. An Enhanced Averaging Fixed Account will be available in most states in conjunction with the Dollar Cost Averaging program.

     Contributions or transfers to the Fixed Account(s) become part of AUL's General Account. The General Account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of other jurisdictions in which the Contracts are distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account(s) have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Account(s) has not been registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account(s) nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. AUL has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account(s). This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Variable Account and contains only selected information regarding the Fixed Account(s). For more information regarding the Fixed Account(s), see the Contract itself.

Non-Market Value Adjusted Fixed Account

     The Account Value in the Fixed Account earns interest at one or more interest rates determined by AUL at its discretion and declared in advance ("Current Rate"), which are guaranteed by AUL to be at least an annual effective rate of 3% ("Guaranteed Rate"). AUL will determine a Current Rate from time to time and, generally, any Current Rate that exceeds the Guaranteed Rate will be effective for the Contract for a period of at least one year. We reserve the right to change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest. AUL bears the investment risk for Owner's Non-MVA Fixed Account(s) values and for paying interest at the Current Rate on amounts allocated to the Non-MVA Fixed Account(s).

Market Value Adjusted Fixed Account

     Market Value Adjusted Fixed Accounts provide a guaranteed rate of interest over five different Guaranteed Periods: one (1), three (3), five (5), seven (7) or ten (10) years. A guaranteed interest rate, determined and declared by the Company for any Guaranteed Period selected, will be credited unless a distribution from the Market Value Adjusted Fixed Account occurs for any reason. The minimum amount of any allocation made to a Market Value Adjusted Fixed Account must be $1,000. MARKET VALUE ADJUSTED FIXED ACCOUNTS MAY NOT BE AVAILABLE IN EVERY STATE JURISDICTION.

     Generally, the market value adjustment will increase or decrease the value of distributed proceeds depending on how prevailing interest rates compare to the market value adjusted option rates in effect. When prevailing rates are lower than the market value adjusted option rate in effect for the Guaranteed Period elected, distribution proceeds will increase in value. Conversely, when prevailing rates are higher than the Market Value Adjusted option rate in effect for the Guaranteed Period elected, distribution proceeds will decrease in value. In no event will the adjustment reduce the Cash Value attributable to that MVA Fixed Account below that necessary to satisfy statutory nonforfeiture requirements. The effect of a market value adjustment should be carefully considered before electing to surrender allocations in a Market Value Adjusted Fixed Account.

     During the MVA Free Window, you may transfer or withdraw amounts from MVA Fixed Accounts with expiring Guaranteed Periods without Market Value Adjustment. The MVA Free Window is currently set at 30 days prior to the end of the maturity duration selected. We reserve the right to change the MVA Free Window. Such amounts may be transferred to the Investment Accounts or reinvested in different MVA Fixed Accounts for different Guaranteed Periods. If you take no such action, the amount available at the end of the Guaranteed Period will remain in the MVA Fixed Account and a new Guaranteed Period will apply. We will notify you of the interest rate declared on any such reinvestment.

     Market Value Adjusted Fixed Accounts are available during the accumulation phase of a Contract only and are not available as fixed accounts during the annuitization phase of a Contract. In addition, Market Value Adjusted Fixed Accounts are not available for use in conjunction with Contract Owner services such as dollar cost averaging and portfolio rebalancing.

Enhanced Averaging Fixed Account

     Initial and subsequent premiums in the first Contract Year may be allocated to the Enhanced Averaging Fixed Account. AUL will transfer out an amount each month that ensures that the entire balance of the Enhanced Averaging Fixed

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


Account will be transferred within six months or one year after the initial deposit into this account.

     Amounts allocated in the Enhanced Averaging Fixed Account earn interest at rates periodically determined by AUL that are guaranteed to be at least an effective annual rate of 3%. Any current rate that exceeds the guaranteed rate will be effective for a period of at least six months or one year after the initial deposit into the Enhanced Averaging Fixed Account. Subsequent deposits into the Enhanced Averaging Fixed Account will be credited with the current rate at the time of the deposit.

Withdrawals

     A Contract Owner may make a full surrender or a partial withdrawal from his or her Fixed Account Value subject to the provisions of the Contract. A full surrender of a Contract Owner's Fixed Account Value will result in a withdrawal payment equal to the value of the Contract Owner's Fixed Account Value as of the day the surrender is effected, minus any applicable withdrawal charge and applicable market value adjustment. A partial withdrawal may be requested for a specified percentage or dollar amount of the Contract Owner's Fixed Account Value. For a further discussion of surrenders and partial withdrawals as generally applicable to a Contract Owner's Variable Account Value and Fixed Account Value, see "Cash Withdrawals."

Transfers

     The Contract Owner's Fixed Account Values may be transferred from the Fixed Account(s) to the Variable Account subject to certain limitations. The minimum amount that may be transferred from a Fixed Account is $500 or, if that Fixed Account Value is less than $500 after the transfer, the Contract Owner's remaining Account Value in that Fixed Account. If the amount remaining in a Fixed Account after a transfer would be less than $500, the remaining amount will be transferred with the amount that has been requested.

     The maximum amount that may be transferred in any one Contract Year from a Non-MVA Fixed Account is the lesser of 20% of that Non-MVA Fixed Account Value as of the last Contract Anniversary or the entire Non-MVA Fixed Account Value if it would be less than $500 after the transfer. Any transfer of Account Value from the Non-MVA Fixed Account to the Variable Account will reduce the Free Withdrawal Amount by the amount transferred. Transfers and withdrawals of a Contract Owner's Non-MVA Fixed Account Value will be effected on a last-in first-out basis.

     Transfers from MVA Fixed Accounts may be subject to market value adjustment. Transfers from MVA Fixed Accounts to the Variable Account are not subject to the 20% Fixed Account transfer limitation and do not reduce the Free Withdrawal Amount. Transfers and withdrawals of a Contract Owner's MVA Fixed Account Value will be made from the Guarantee Periods you have indicated.

     For a discussion of transfers as generally applicable to a Contract Owner's Variable Account Value and Fixed Account Value, see "Transfers of Account Value."

Contract Charges

     The withdrawal charge will be the same for amounts surrendered or withdrawn from a Contract Owner's Fixed Account Values as for amounts surrendered or withdrawn from a Contract Owner's Variable Account Value. In addition, the annual contract fee will be the same whether or not a Owner's Contract Value is allocated to the Variable Account or the Fixed Account(s). The charge for mortality and expense risks will not be assessed against the Fixed Account(s), and any amounts that AUL pays for income taxes allocable to the Variable Account will not be charged against the Fixed Account(s). In addition, the investment advisory fees and operating expenses paid by the Funds will not be paid directly or indirectly by Contract Owners to the extent the Account Value is allocated to the Fixed Account(s); however, such Contract Owners will not participate in the investment experience of the Variable Account. See "Charges and Deductions."

Payments from the Fixed Account(s)

     Surrenders, cash withdrawals, and transfers from the Fixed Account(s) and payment of Death Proceeds based upon a Contract Owner's Fixed Account Values may be delayed for up to six months after a written request in proper form is received by AUL at its Home Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the Contract Owner's Fixed Account Values.

                            MORE ABOUT THE CONTRACTS

Designation and Change of Beneficiary

     The Beneficiary designation contained in an application for the Contracts will remain in effect until changed. The interests of a Beneficiary who dies before the Contract Owner will pass to any surviving Beneficiary, unless the Contract Owner specifies otherwise. Unless otherwise provided, if no designated Beneficiary is living upon the death of the Contract Owner prior to the Annuity Date, the Contract Owner's estate is the Beneficiary. Unless otherwise provided, if no designated Beneficiary under an Annuity Option is living after the Annuity Date, upon the death of the Annuitant, the Owner is the Beneficiary. If the Contract Owner is not an individual, the Contract Owner will be the Beneficiary.

     Subject to the rights of an irrevocably designated Beneficiary, the designation of a Beneficiary may be changed or revoked at any time while the Contract Owner is living by filing with AUL a written beneficiary designation or revocation in such form as AUL may require. The change or revocation will not be binding upon AUL until it is received by AUL at its

Home Office. When it is so received, the change or revocation will be effective as of the date on which the beneficiary designation or revocation was signed, but the change or revocation will be without prejudice to AUL if any payment has been made or any action has been taken by AUL prior to receiving the change or revocation.

     For Contracts issued in connection with Qualified Plans, reference should be made to the terms of the particular Qualified Plan, if any, and any applicable law for any restrictions on the beneficiary designation. For instance, under an Employee Benefit Plan, the Beneficiary must be the Contract Owner's spouse if the Contract Owner is married, unless the spouse properly consents to the designation of a Beneficiary (or contingent Annuitant) other than the spouse.

Assignability

     A Contract Owner may assign a Contract, but the rights of the Contract Owner and any Beneficiary will be secondary to the interests of the assignee. AUL assumes no responsibility for the validity of an assignment. Any assignment will not be binding upon AUL until received in writing at its Home Office. Because an assignment may be a taxable event, Contract Owners should consult a tax advisor as to the tax consequences resulting from such an assignment.

Proof of Age and Survival

     AUL may require proof of age, sex, or survival of any person on whose life annuity payments depend.

Misstatements

     If the age or sex of any Annuitant has been misstated, the correct amount paid or payable by AUL shall be such as the Contract would have provided for the correct age and sex.

Acceptance of New Premiums

     AUL reserves the right to refuse to accept new premiums for a Contract at any time.

Optional Benefits

     There are several riders available at time of application which are described below. These riders carry their own charges which are described in the Expense Table in this Prospectus.

Enhanced One Year Step Up Death Benefit Rider

     The Death Proceeds under the Enhanced One Year Step Up Death Benefit Rider are equal to the greatest of:

     1)   the Account Value less any outstanding loan and accrued interest

     2) the total of all Premiums paid less an adjustment for amounts previously surrendered and less any outstanding loan and accrued interest

     3) the highest Account Value on any Contract Anniversary before the Annuitant's 86th birthday, less an adjustment for amounts previously surrendered, plus Premiums paid less any outstanding loan and accrued interest after the last Contract Anniversary

          After the Annuitant's 86th birthday, the Death Benefit will be equal to the highest Account Value just prior to the Annuitant's 86th birthday, less an adjustment for amounts previously surrendered, plus Premiums paid less any outstanding loan and accrued interest after the last Contract Anniversary.

Guaranteed Minimum Account Value Rider

     For those contracts which have elected the Guaranteed Minimum Account Value rider at the time of application, the following provisions apply. If your Contract is still in force at the end of the tenth, twentieth, and thirtieth Contract Years, your Account Value will be adjusted to be the greater of:

     1.   The Account Value on that Contract Anniversary, or

     2. The Premiums paid under the Contract multiplied by the appropriate factor shown on the Policy Data Page, less an adjustment for amounts previously withdrawn.

     Any transfer of Account Value to any Investment Account not listed on the Policy Data Page as approved for use with this benefit will terminate the rider. The Guaranteed Minimum Account Value rider is only available on One Year Flexible Premium Deferred Variable Annuity contracts.

Guaranteed Minimum Annuitization Benefit Rider

     For those contracts which have elected the Guaranteed Minimum Annuitization Benefit Rider at the time of application, the following provisions apply. If your Contract is annuitized at any time after the tenth Contract Anniversary, the amount applied to the annuity table then current will be the greater of:

     1.   The Contract Proceeds at that time, or

     2. The total of all Premiums paid with interest credited at the rate shown on the Policy Data Page, less an adjustment for amounts previously withdrawn.

     Any transfer of Account Value to any Investment Account not listed on the Policy Data Page as approved for use with this benefit will terminate the rider.

Long Term Care Facility and Terminal Illness Benefit Rider

     For those Contracts which have elected a Long Term Care Facility and Terminal Illness rider at the time of application, the following provisions apply. Surrender charges on withdrawals will not apply if a Contract Owner is confined for a continuous 90 day period to a Long Term Care Facility or a 30 day period to a hospital, as defined by the rider provisions. In addition, upon receipt of a physician's letter at the Company's Home Office, no surrender charges will be deducted upon withdrawals if the Contract Owner has been diagnosed by that physician to have a terminal illness as defined by the rider provisions.

     The Contract Owner may be subject to income tax on all or a portion of any such withdrawals and to a tax penalty if the Contract Owner takes withdrawals prior to age 59 1/2 (see "Federal Tax Matters, Additional Considerations, Contracts Owned by Non-Natural Persons").

                               FEDERAL TAX MATTERS
INTRODUCTION

     The Contracts described in this Prospectus are designed for use in connection with non-tax qualified retirement plans for individuals and for use by individuals in connection with retirement plans under the provisions of Sections 401(a), 403(b), 457, 408 or 408A of the Internal Revenue Code ("Code"). The ultimate effect of Federal income taxes on values under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee, may depend upon the type of plan for which the Contract is purchased and a number of different factors. The discussion contained herein and in the Statement of Additional Information is general in nature. It is based upon AUL's understanding of the present Federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the IRS. Future legislation may affect annuity contracts adversely. Moreover, no attempt is made to consider any applicable state or other laws. Because of the inherent complexity of such laws and the fact that tax results will vary according to the terms of the plan and the particular circumstances of the individual involved, any person contemplating the purchase of a Contract, or receiving annuity payments under a Contract, should consult a tax adviser.

AUL DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS. CONSULT YOUR TAX ADVISOR.

DIVERSIFICATION STANDARDS

     Treasury Department regulations under Section 817(h) of the Code prescribe asset diversification requirements which are expected to be met by the investment companies whose shares are sold to the Investment Accounts. Failure to meet these requirements would jeopardize the tax status of the Contracts. See the Statement of Additional Information for additional details.

     In connection with the issuance of the regulations governing diversification under Section 817(h) of the Code, the Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account.

     If the variable contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in a contract owner's gross income. It is not clear, at present, what these regulations or rulings may provide. It is possible that when the regulations or rulings are issued, the Contracts may need to be modified in order to remain in compliance. AUL intends to make reasonable efforts to comply with any such regulations or rulings so that the Contracts will be treated as annuity contracts for Federal income tax purposes and reserves the right to make such changes as it deems appropriate for that purpose.

TAXATION OF ANNUITIES IN GENERAL - NON-QUALIFIED PLANS

     Section 72 of the Code governs taxation of annuities. In general, a Contract Owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non-Natural Persons" below and "Diversification Standards" above.

  1. Surrenders or Withdrawals Prior to the Annuity Date

     Code Section 72 provides that amounts received upon a total or partial surrender or withdrawal from a contract prior to the annuity date generally will be treated as gross income to the extent that the cash value of the contract (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the "investment in the contract." In general, the "investment in the contract" is that portion, if any, of premiums paid under a contract less any distributions received previously under the contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a contract. Similarly, loans under a contract generally are treated as distributions under the contract.

   2. Surrenders or Withdrawals on or after the Annuity Date

     Upon receipt of a lump-sum payment, the recipient is taxed if the cash value of the contract exceeds the investment in the contract.

   3. Amounts received as an Annuity

     For amounts received as an Annuity, the taxable portion of each payment is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the contract bears to the total expected amount of annuity payments for the term of the contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. That remaining portion of each payment is taxed at ordinary income rates. Once the excludable portion of annuity payments to date equals the investment in the contract, the balance of the annuity payments will be fully taxable.

     Withholding of Federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies AUL of that election. Special rules apply to withholding on distributions from Employee Benefit Plans that are qualified under Section 401(a) of the Internal Revenue Code.

  4. Penalty Tax on Certain Surrenders and Withdrawals

     With respect to amounts withdrawn or distributed before the Contract Owner reaches age 59 1/2, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (1) made on or after the death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the contract); (2) attributable to the Contract Owner's becoming totally disabled within the meaning of Code Section 72(m)(7); or (3) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Contract Owner, or the joint lives (or joint life expectancies) of the Contract Owner and his beneficiary. The 10% penalty also does not apply in certain other circumstances described in Code
Section 72.

     If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (3) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined in accordance with IRS regulations) equal to the tax that would have been imposed but for item (3) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the Contract Owner attains age 59 1/2, or (b) before the Contract Owner reaches age 59 1/2.

ADDITIONAL CONSIDERATIONS

  1. Distribution-at-Death Rules

     In order to be treated as an annuity contract, a contract must provide the following two distribution rules: (a) if the owner dies on or after the Annuity Commencement Date, and before the entire interest in the contract has been distributed, the remaining interest must be distributed at least as quickly as the method in effect on the owner's death; and (b) if the owner dies before the Annuity Date, the entire interest in the contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the designated beneficiary is the spouse of the owner, the contract may be continued in the name of the spouse as owner.

     For purposes of determining the timing of distributions under the foregoing rules, where the owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining how generally distributions must commence, unless the sole surviving owner is the deceased owner's spouse.

  2. Gift of Annuity Contracts

     Generally, a donor must pay income tax on the gain of the Contract if he makes a gift of the Contract before the Annuity Date. The donee's basis in the Contract is increased by the amount included in the donor's income. This provision does not apply to certain transfers incident to a divorce or transfers to a spouse. The 10% penalty tax on pre-age 59 1/2 withdrawals and distributions and gift tax also may be applicable.

  3. Contracts Owned by Non-Natural Persons

     If the contract is held by a non-natural person (for example, a corporation in connection with its non-tax qualified deferred compensation plan) the income on that contract (generally the net surrender value less the premium payments and amounts includable in gross income for prior taxable years with respect to the contract) is includable in taxable income each year. Other taxes (such as the alternative minimum tax and the environmental tax imposed under Code Section
59A) may also apply. The rule does not apply where the contract is acquired by the estate of a decedent, where the contract is held by certain types of retirement plans, where the contract is a qualified funding asset for structured settlements, where the contract is purchased on behalf of an employee upon termination of an Employee Benefit Plan, and in the case of a so-called immediate annuity. Code Section 457 (deferred compensation) plans for employees of state and local governments and tax-exempt organizations are not within the purview of the exceptions. However, the income of state and local governments and tax-exempt organizations generally is exempt from federal income tax.

  4. Multiple Contract Rule

     For  purposes  of  determining  the amount of any  distribution  under Code
Section 72(e) (amounts not received as annuities) that is includable in gross income, all annuity contracts issued by the same insurer to the same contract owner during any calendar year must be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's Annuity Commencement Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts. In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule.


QUALIFIED PLANS

     The Contract may be used with certain types of Qualified

Plans as described under "The Contracts." The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Contract Owners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans will be subject to the terms and conditions of the plans themselves and may be limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, AUL may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the Code or the Employee Retirement Income Security Act of 1974 ("ERISA"). Consequently, a Contract Owner's Beneficiary designation or elected payment option may not be enforceable.

    The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:

  1. Individual Retirement Annuities

     Code Section 408 permits an eligible individual to contribute to an individual retirement program through the purchase of Individual Retirement Annuities ("IRAs"). The Contract may be purchased as an IRA. IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and the time when distributions must commence. Depending upon the circumstances of the individual, contributions to an IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted, or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not exceed $2,000 under the laws in effect as of the writing of this prospectus, reduced by any contribution to that individual's Roth IRA. In addition, distributions from certain other types of Qualified Plans may be placed on a tax-deferred basis into an IRA.

  2. Roth IRA

     Effective January 1, 1998, a Roth IRA under Code Section 408A is available for retirement savings for individuals with earned income. The Contract may be purchased as a Roth IRA. Roth IRA allows an individual to contribute non-deductible contributions for retirement purposes, with the earnings income tax-deferred, and the potential ability to withdraw the money income tax-free under certain circumstances. Roth IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and the time when distributions must commence. Roth IRAs may not be transferred, sold, assigned, discounted, or pledged as collateral for a loan or other obligation. The annual premium for a Roth IRA may not exceed $2,000 under the laws in effect as of the writing of this prospectus, reduced by any contribution to that individual's IRA. In addition, a taxpayer may elect to convert an IRA to a Roth IRA, accelerating deferred income taxes on previous earnings in the IRA to a current year.

  3. Corporate Pension and Profit Sharing Plans

     Code Section 401(a) permits employers to establish various types of retirement plans for their employees. For this purpose, self-employed individuals (proprietors or partners operating a trade or business) are treated as employees eligible to participate in such plans. Such retirement plans may permit the purchase of Contracts to provide benefits thereunder.

     In order for a retirement plan to be "qualified" under Code Section 401(a), it must: (1) meet certain minimum standards with respect to participation, coverage and vesting; (2) not discriminate in favor of "highly compensated" employees; (3) provide contributions or benefits that do not exceed certain limitations; (4) prohibit the use of plan assets for purposes other than the exclusive benefit of the employees and their beneficiaries covered by the plan;
(5) provide for distributions that comply with certain minimum distribution requirements; (6) provide for certain spousal survivor benefits; and (7) comply with numerous other qualification requirements.

     A retirement plan qualified under Code Section 401(a) may be funded by employer contributions, employee contributions or a combination of both. Plan participants are not subject to tax on employer contributions until such amounts are actually distributed from the plan. Depending upon the terms of the particular plan, employee contributions may be made on a pre-tax or after-tax basis. In addition, plan participants are not taxed on plan earnings derived from either employer or employee contributions until such earnings are distributed.

  4. Tax-Deferred Annuities

     Section 403(b) of the Code permits the purchase of "tax-deferred annuities" by public schools and organizations described in Section 501(c)(3) of the Code, including certain charitable, educational and scientific organizations. These qualifying employers may pay premiums under the Contracts for the benefit of their employees. Such premiums are not includable in the gross income of the employee until the employee receives distributions from the Contract. The amount of premiums to the tax-deferred annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

  5.  Deferred Compensation Plans

     Section 457 of the Code permits employees of state and local governments and units and agencies of state and local governments as well as tax-exempt organizations described in Section 501(c)(3) of the Code to defer a portion of their compensation without paying current taxes. Distributions received by an employee from a 457 Plan will be taxed as ordinary income.

Qualified Plan Federal Taxation Summary

     The above description of the Federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contract Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

     Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan (other than a 457 program) that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

     Nonperiodic distributions (e.g., lump-sums and annuities or installment payments of less than 10 years) from a Qualified Plan (other than a 457 program or an IRA) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible Qualified Plan or IRA. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

     Distributions from a 457 program are subject to the normal wage withholding rules.

403(b) PROGRAMS - CONSTRAINTS ON WITHDRAWALS

     Section 403(b) of the Internal Revenue Code permits public school employees and employees of organizations specified in Section 501(c)(3) of the Internal Revenue Code, such as certain types of charitable, educational, and scientific organizations, to purchase annuity contracts, and subject to certain limitations, to exclude the amount of purchase payments from gross income for federal tax purposes. Section 403(b) imposes restrictions on certain distributions from tax-deferred annuity contracts meeting the requirements of
Section 403(b) that apply to tax years beginning on or after January 1, 1989.

     Section 403(b) requires that distributions from Section 403(b) tax-deferred annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement not begin before the employee reaches age 59 1/2, separates from service, dies, becomes disabled, or incurs a hardship. Furthermore, distributions of income or gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a principal residence, or paying certain tuition expenses.

     An Owner of a Contract purchased as a tax-deferred Section 403(b) annuity contract will not, therefore, be entitled to exercise the right of surrender or withdrawal, as described in this Prospectus, in order to receive his or her Contract Value attributable to premiums paid under a salary reduction agreement or any income or gains credited to such Contract Owner under the Contract unless one of the above-described conditions has been satisfied, or unless the withdrawal is otherwise permitted under applicable federal tax law. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) Program, the withdrawal constraints described above would not apply to the amount transferred to the Contract attributable to a Contract Owner's December 31, 1988 account balance under the old contract, provided that the amounts transferred between contracts meets certain conditions. An Owner's Contract may be able to be transferred to certain other investment or funding alternatives meeting the requirements of Section 403(b) that are available under an employer's Section 403(b) arrangement.

403(b) PROGRAMS - LOAN PRIVILEGES

     Generally, loans are non-taxable. However, loans under a 403(b) contract are taxable in the event that the loan is in default. Please consult your tax adviser for more details.

                                OTHER INFORMATION

VOTING OF SHARES OF THE FUNDS

     AUL is the legal owner of the shares of the Portfolios of the Funds held by the Investment Accounts of the Variable Account. In accordance with its view of present applicable law, AUL will exercise voting rights attributable to the shares of the Funds held in the Investment Accounts at any regular and special meetings of the shareholders of the Funds on matters requiring shareholder voting under the 1940 Act. AUL will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Investment Accounts of the Variable Account and consistent with any requirements imposed on AUL under contracts with any of the Funds, or under applicable law. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result AUL determines that it is permitted to vote the shares of the Funds in its own right, it may elect to do so.

     The person having the voting interest under a Contract is the Contract Owner. AUL or the pertinent Fund shall send to each Contract Owner a Fund's proxy materials and forms of instruction by means of which instructions may be given to AUL on how to exercise voting rights attributable to the Fund's shares.

     Unless otherwise required by applicable law or under a contract with any of the Funds, with respect to each of the

Funds, the number of Fund shares as to which voting instructions may be given to AUL is determined by dividing the value of all of the Accumulation Units of the corresponding Investment Account attributable to a Contract on a particular date by the net asset value per share of that Fund as of the same date. After the Annuity Date, the number of Fund shares as to which voting instructions may be given to AUL is determined by dividing the value of all of the Annuity Units by the net asset value per share of that Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by a Fund for determining shareholders eligible to vote at the meeting of the Fund. If required by the SEC or under a contract with any of the Funds, AUL reserves the right to determine in a different fashion the voting rights attributable to the shares of the Fund. Voting instructions may be cast in person or by proxy.

     Voting rights attributable to the Contracts for which no timely voting instructions are received will be voted by AUL in the same proportion as the voting instructions which are received in a timely manner for all Contracts participating in that Investment Account. AUL will vote shares of any Investment Account, if any, that it owns beneficially in its own discretion, except that if a Fund offers it shares to any insurance company separate account that funds variable life insurance contracts or if otherwise required by applicable law or contract, AUL will vote its own shares in the same proportion as the voting instructions that are received in a timely manner for Contracts participating in the Investment Account.

     Neither the Variable Account nor AUL is under any duty to inquire as to the instructions received or the authority of Owners or others to instruct the voting of shares of any of the Funds.

SUBSTITUTION OF INVESTMENTS

     AUL reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Variable Account or any Investment Account or that the Variable Account or any Investment Account may purchase. If shares of any or all of the Funds should no longer be available for investment, or if, in the judgment of AUL's management, further investment in shares of any or all of the Funds should become inappropriate in view of the purposes of the Contracts, AUL may substitute shares of another fund for shares already purchased, or to be purchased in the future under the Contracts. AUL may also purchase, through the Variable Account, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Contract Owners or as permitted by Federal law.

     Where required under applicable law, AUL will not substitute any shares attributable to a Contract Owner's interest in an Investment Account or the Variable Account without notice, Contract Owner approval, or prior approval of the SEC or a state insurance commissioner, and without following the filing or other procedures established by applicable state insurance regulators.

     AUL also reserves the right to establish additional Investment Accounts of the Variable Account that would invest in another investment company, a series thereof, or other suitable investment vehicle. New Investment Accounts may be established in the sole discretion of AUL, and any new Investment Account will be made available to existing Contract Owners on a basis to be determined by AUL. AUL may also eliminate or combine one or more Investment Accounts or cease permitting new allocations to an Investment Account if, in its sole discretion, marketing, tax, or investment conditions so warrant.

     Subject to any required regulatory approvals, AUL reserves the right to transfer assets of any Investment Account of the Variable Account to another separate account or Investment Account.

     In the event of any such substitution or change, AUL may, by appropriate endorsement, make such changes in these and other Contracts as may be necessary or appropriate to reflect such substitution or change. AUL reserves the right to operate the Variable Account as a management investment company under the 1940 Act or any other form permitted by law, an Investment Account may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of AUL or an affiliate thereof. Subject to compliance with applicable law, AUL also may combine one or more Investment Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Variable Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS

     AUL reserves the right, without the consent of Contract Owners, to make any change to the provisions of the Contracts to comply with, or to give Contract Owners the benefit of, any Federal or state statute, rule, or regulation, including, but not limited to, requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.

RESERVATION OF RIGHTS

     AUL reserves the right to refuse to accept new premiums under a Contract and to refuse to accept any application for a Contract.

PERIODIC REPORTS

     AUL will send quarterly statements showing the number, type, and value of Accumulation Units credited to the Contract. AUL will also send statements reflecting transactions in a Contract Owner's Account as required by applicable law. In addition, every person having voting rights will receive such reports or Prospectuses concerning the Variable Account and the Funds as may be required by the 1940 Act and the 1933 Act.

LEGAL PROCEEDINGS

     There are no legal proceedings pending to which the Variable Account or the Variable Account's principal underwriter or depositor (or any subsidiary) is a party, or which would materially affect the Variable Account.

LEGAL MATTERS

     Legal matters in connection with the issue and sale of the Contracts described in this Prospectus and the organization of AUL, its authority to issue the Contracts under Indiana law, and the validity of the forms of the Contracts under Indiana law have been passed upon by the Associate General Counsel of AUL.

     Legal matters relating to the Federal securities and Federal income tax laws have been passed upon by Dechert, Washington, D.C., (formerly Dechert Price & Rhoads).

FINANCIAL STATEMENTS

     Financial statements of AUL as of December 31, 2000, are included in the Statement of Additional Information.

                             PERFORMANCE INFORMATION

     Performance information for the Investment Accounts is shown under "Performance of the Investment Accounts." Performance information for the Investment Accounts may also appear in promotional reports and sales literature to current or prospective Contract Owners in the manner described in this section. Performance information in promotional reports and literature may include the yield and effective yield of the Investment Account investing in the Money Market Investment Account, the yield of the remaining Investment Accounts, the average annual total return and the total return of all Investment Accounts. For information on the calculation of current yield and effective yield, see the Statement of Additional Information.

     Quotations of average annual total return for any Investment Account will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Investment Account), and will reflect the deduction of the applicable withdrawal charge, the mortality and expense risk charge, and if applicable, the Annual Contract Fee. Hypothetical quotations of average annual total return may also be shown for an Investment Account for periods prior to the time that the Investment Account commenced operations based upon the performance of the mutual fund portfolio in which that Investment Account invests, and will reflect the deduction of the applicable withdrawal charge, the Annual Contract Fee, and the mortality and expense risk charge as if, and to the extent, that such charges had been applicable. Quotations of total return, actual and hypothetical, may simultaneously be shown that do not take into account certain contractual charges such as the withdrawal charge and the Annual Contract Fee and may be shown for different periods.

     Performance information for any Investment Account reflects only the performance of a hypothetical Contract under which Contract Value is allocated to an Investment Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Fund in which the Investment Account invests, and the market conditions during the given time period, and should not be considered as representation of what may be achieved in the future. For a description of the methods used to determine yield and total return in promotional reports and literature for the Investment Accounts, information on possible uses for performance, and other information, see the Statement of Additional Information.

                       STATEMENT OF ADDITIONAL INFORMATION

     The Statement of Additional Information contains more specific information and financial statements relating to AUL. The Table of Contents of the Statement of Additional Information is set forth below:

GENERAL INFORMATION AND HISTORY..................................................................    3
DISTRIBUTION OF CONTRACTS........................................................................    3
CUSTODY OF ASSETS................................................................................    3
TAX STATUS OF AUL AND THE VARIABLE ACCOUNT.......................................................    3
TAX TREATMENT OF AND LIMITS ON PREMIUMS UNDER RETIREMENT PLANS...................................  3-6
  403(b) Programs................................................................................    4
  408 and 408A Programs..........................................................................    4
  457 Programs...................................................................................    5
  Employee Benefit Plans.........................................................................    5
  Tax Penalty for All Annuity Contracts..........................................................    5
  Withholding for Employee Benefit Plans and Tax-Deferred Annuities..............................    6
INDEPENDENT ACCOUNTANTS..........................................................................    6
PERFORMANCE INFORMATION..........................................................................  6-7

FINANCIAL STATEMENTS............................................................................. 8-20

A Statement of Additional Information may be obtained without charge by calling or writing to AUL at the telephone number and address set forth in the front of this Prospectus. A postage pre-paid envelope is included for this purpose.

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          No  dealer,  salesman  or any other  person is  authorized  by the AUL
          American Individual Variable Annuity Unit Trust or by AUL to give any information or to make any representation other than as contained in this Prospectus in connection with the offering described herein.

          There has been filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, with respect to the offering herein described. For further information with respect to the AUL American Individual Variable Annuity Unit Trust, AUL and its variable annuities, reference is made thereto and the exhibits filed therewith or incorporated therein, which include all contracts or documents referred to herein.

          The products described herein are not insured by the Federal Deposit Insurance Corporation; are not deposits or other obligations of the financial institution and are not guaranteed by the financial institution; and are subject to investment risks, including possible loss of the principal invested.

================================================================================





                INDIVIDUAL FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY

                      Individual Variable Annuity Contracts

                                     Sold By

                                 AMERICAN UNITED
                            LIFE INSURANCE COMPANY(R)


                               One American Square
                           Indianapolis, Indiana 46282


                                   PROSPECTUS

                             Dated: August 28, 2001


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